UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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COMBIMATRIX CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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May 5, 2017

Dear Stockholder:

You are cordially invited to attend CombiMatrix Corporation’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 14, 2017. The meeting will be held at the offices of Stradling Yocca Carlson & Rauth, P.C., 660 Newport Center Drive, Suite 1600, Newport Beach, California beginning at 1:00 p.m. local time. The formal meeting notice and proxy statement for the Annual Meeting are attached and describe the matters to be presented at the Annual Meeting.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy card will ensure your representation at the Annual Meeting. If you later decide to attend the Annual Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

We also enclose our letter to stockholders. Thank you for your ongoing support and continued interest in CombiMatrix. We look forward to seeing you at the Annual Meeting.

Sincerely,

Mark McDonough

President, Chief Executive Officer and Director

COMBIMATRIX CORPORATION

310 Goddard, Suite 150

Irvine, CA 92618

(949) 753-0624

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 14, 2017

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of CombiMatrix Corporation, a Delaware corporation (the “Company”), will be held on June 14, 2017, at 1:00 p.m. local time at the offices of Stradling Yocca Carlson & Rauth, P.C., 660 Newport Center Drive, Suite 1600, Newport Beach, California. The Annual Meeting will be held for the following purposes, as more fully described in the proxy statement accompanying this notice:

1.	ELECTION OF DIRECTORS. To elect the six (6) directors named in the attached proxy statement to serve until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified;

2.	AMENDMENT AND RESTATEMENT OF 2006 STOCK INCENTIVE PLAN. To approve the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and to effect various other changes thereunder;

3.	RATIFICATION OF AUDITORS. To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for 2017;

4.	ANY OTHER BUSINESS that may properly come before the Annual Meeting or any adjournments or postponements thereof.

We recommend that stockholders vote FOR the matters listed above. Only stockholders of record at the close of business on April 28, 2017 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices and at the Annual Meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. Stockholders may have a choice of voting their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card(s) sent to you. For detailed information regarding voting instructions, please refer to the section entitled “Voting and Related Matters” on page 2 of the Proxy Statement.

You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Annual Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 14, 2017: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2016 are available at http://investor.combimatrix.com/annuals.cfm.

Sincerely,

Mark McDonough

President, Chief Executive Officer and Director

Irvine, California

May 5, 2017

YOUR VOTE IS VERY IMPORTANT

IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. PLEASE REFER TO THE SECTION ENTITLED “VOTING AND RELATED MATTERS” ON PAGE 2 OF THE PROXY STATEMENT FOR A DESCRIPTION OF THESE VOTING METHODS

COMBIMATRIX CORPORATION

310 Goddard, Suite 150

Irvine, California 92618

(949) 753-0624

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 14, 2017: This notice of annual meeting of stockholders, the proxy statement, and our annual report on Form 10-K for 2016 are available at http://investor.combimatrix.com/annuals.cfm.

The enclosed proxy is solicited on behalf of CombiMatrix Corporation, a Delaware corporation, by its Board of Directors (the “Board”) for use at its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 1:00 p.m. local time on June 14, 2017, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The Annual Meeting will be held at the offices of Stradling Yocca Carlson & Rauth, P.C., 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660.

These proxy materials were first sent or given on or about May 5, 2017 to all stockholders entitled to vote at the Annual Meeting. Stockholders who owned CombiMatrix Common Stock at the close of business on April 28, 2017 (the “Record Date”) are entitled to receive notice of, attend and vote at the Annual Meeting. On the Record Date, there were (i) 2,910,938 shares of Common Stock outstanding; (ii) no shares of Series A 6% Convertible Preferred Stock (“Series A Stock”) outstanding; (iii) no shares of Series B 6% Convertible Preferred Stock (“Series B Stock”) outstanding; (iv) no shares of Series C 6% Convertible Preferred Stock (“Series C Stock”) outstanding; (v) no shares of Series D Convertible Preferred Stock (“Series D Stock”) outstanding; (vi) no shares of Series E 6% Convertible Preferred Stock (“Series E Stock”) outstanding; and (vii) 92 shares of Series F Convertible Preferred Stock (“Series F Stock”) outstanding.

We will provide, without charge, additional copies of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing. Any exhibits listed in the annual report on Form 10-K report also will be furnished upon request at the actual expense we incur in furnishing such exhibit. Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

References to the “Company,” “CombiMatrix,” “our,” “us” or “we” mean CombiMatrix Corporation.

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VOTING AND RELATED MATTERS

Voting Procedures

As a stockholder of CombiMatrix, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the Annual Meeting and upon which you are being asked to vote are discussed below in the “Proposals” section. Each share of CombiMatrix common stock you owned as of the close of business on April 28, 2017 (the “Record Date”) entitles you to one vote on each proposal presented at the Annual Meeting.

Methods of Voting

You may vote over the Internet, by telephone, by mail or in person at the Annual Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Voting over the Internet. You can vote via the Internet. The website address for Internet voting is provided on your proxy card. To vote via the Internet, you will need to use the control number appearing on your proxy card. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 13, 2017. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on June 13, 2017. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Voting by Mail. You can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Annual Meeting.

Voting in Person at the Meeting. If you attend the Annual Meeting and plan to vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Annual Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares. Please follow the instructions provided to you by your broker or other nominee.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the Annual Meeting. To do this, you must:

●	enter a new vote over the Internet or by telephone, or by signing and returning a replacement proxy card;

●	provide written notice of the revocation to our Corporate Secretary at our principal executive office, 310 Goddard, Suite 150, Irvine, CA 92618; or

●	attend the Annual Meeting and vote in person.

Quorum and Voting Requirements

Stockholders of record at the close of business on the Record Date, are entitled to receive notice and vote at the meeting. On the Record Date, there were 2,910,938 issued and outstanding shares of our Common Stock, no issued and outstanding shares of Series A stock, no issued and outstanding shares of Series B Stock, no issued and outstanding shares of Series C Stock, no issued and outstanding shares of Series D Stock, no issued and outstanding shares of Series E Stock and 92 issued and outstanding shares of Series F Stock. Each holder of Common Stock voting at the meeting, either in person or by proxy, may cast one vote per share of Common Stock held on the Record Date on all matters to be voted on at the meeting. The Series A Stock, Series B Stock, Series C Stock, Series D Stock, Series E Stock and Series F Stock may not vote. Stockholders may not cumulate votes in the election of directors.

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The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Assuming that a quorum is present:

(1)	a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors will be required to elect Board nominees;

(2)	the approval of the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and to effect various other changes thereunder, will be approved if a majority of the total votes cast on the proposal in person or by proxy are voted in favor of such approval; and

(3)	the ratification of the appointment of Haskell &White LLP as our independent registered accounting firm for 2017 will be approved if a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting are voted in favor of such ratification.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether a quorum is present. The election inspectors will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With regard to Proposal One, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposal Two, abstentions and broker non-votes will not be counted for purposes of determining whether the proposals have been approved because they are not counted as votes cast on the proposal, and will have no effect on the outcome of Proposal Two. With regard to Proposal Three, abstentions will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

If your shares are held by a bank or broker in street name, it is important that you cast your vote if you want it to count in the election of directors and other matters deemed to be “non-routine” under applicable stock exchange rules. Voting rules will prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote in the election of directors or any other non-routine matters, no votes will be cast on your behalf for such non-routine matters.

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted:

(1)	“for” the election of each Board nominee set forth in this proxy statement unless the authority to vote for such directors is withheld;

(2)	“for” the approval of the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and to effect various other changes thereunder;

(3)	“for” the ratification of the Audit Committee’s appointment of Haskell & White LLP as our independent registered accounting firm for 2017; and

(4)	at the discretion of your proxies on any other matter that may be properly brought before the Annual Meeting.

Voting Results

Voting results will be announced at the Annual Meeting and published in a Current Report on Form 8-K that will be filed with the Securities and Exchange Commission within four business days after the Annual Meeting.

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Householding of Proxy Materials

We are sending only one annual report and proxy statement to certain street-name stockholders who share a single address, unless we received contrary instructions from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if you are residing at such an address and wish to receive a separate annual report on Form 10-K or proxy statement in the future, you may telephone our Corporate Secretary at (949) 753-0624 or write to him at CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, California 92618. If you are receiving multiple copies of our annual report on Form 10-K and proxy statement, you may request householding by contacting the Corporate Secretary in the same manner.

Proxy Solicitation

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. We may retain a proxy solicitor to assist in the distribution of proxies and proxy solicitation materials, and in the solicitation of proxies. Generally, the fee for such services is approximately $20,000 plus expenses. If we do elect to retain a proxy solicitor, we will pay the proxy solicitor reasonable and customary fees. Except as described above, we do not presently intend to solicit proxies other than by mail.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 14, 2017: The notice of annual meeting of stockholders, this proxy statement, and our annual report on Form 10-K for 2016 are available at http://investor.combimatrix.com/annuals.cfm.

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EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers and directors and their ages as of March 31, 2017, are as follows:

Name(1)	Age	Position(s)
Mark McDonough*	47	President, Chief Executive Officer and Director
Scott R. Burell	52	Chief Financial Officer, Secretary and Treasurer
R. Judd Jessup*+^	69	Chairman of the Board
Robert E. Hoffman*+†	51	Director
Lâle White*+^	61	Director
Jeremy M. Jones*†	75	Director
Dirk van den Boom, Ph.D.*(2)	46	Director

* Nominee for election to Board
+ Member of the Audit Committee

† Member of the Compensation Committee
^ Member of the Nominating and Governance Committee

(1) Scott Gottlieb, M.D. served as a director until December 19, 2016.

(2) Dr. van den Boom was appointed as a director effective February 27, 2017.

Mark McDonough has served as our President, Chief Executive Officer and a member of our Board since March 2013. From August 2012 to March 2013, Mr. McDonough served as our Chief Commercial Officer. Mr. McDonough has over 18 years of experience in diagnostic healthcare and life sciences. Prior to joining us, Mr. McDonough was Vice President of Sales and Service at Pathwork Diagnostics, a venture capital backed molecular diagnostic company, from September 2008 to August 2012. He also served in an executive capacity at Dianon, a division of Laboratory Corporation of America, from September 2007 to July 2008 and at Laboratory Corporation of America, a public laboratory services company, from July 2008 to September 2008. From January 2002 to September 2007, Mr. McDonough held various positions at US LABS, a Pathology services company that eventually became a division of LabCorp, a public company, ultimately becoming Vice President of Sales. From May 2001 to January 2002, Mr. McDonough was a Sales executive with EMC Corporation, a data storage company, and from August 1997 to May 2001, he held various positions of increasing responsibility with Ventana Medical Systems, a capital equipment, cancer diagnostics company. Prior to entering the healthcare industry, Mr. McDonough was a ranking officer in the United States Navy for six years where he served as Navigator of the USS Fletcher (DD 992). Mr. McDonough received a Bachelor’s Degree in Finance from Miami University—Ohio. We believe Mr. McDonough’s qualifications to serve on our Board include his commercial expertise as an executive, his technical depth in microarray technology and cancer diagnostics, his strategic vision, and familiarity with senior executives in industry as well as with venture capitalists.

Scott R. Burell has served as our Chief Financial Officer, Secretary and Treasurer since November 2006. He successfully led the split-off of the Company in 2007 from its former parent, has led several successful public and private debt and equity financing transactions as well as the Company’s reorganization in 2010. Prior to this, Mr. Burell had served as our Vice President of Finance since November 2001 and as our Controller from February 2001 to November 2001. From May 1999 to first joining CombiMatrix in February 2001, Mr. Burell was the Controller for Network Commerce, Inc., a publicly traded technology and information infrastructure company located in Seattle. Prior to this, Mr. Burell spent 9 years with Arthur Andersen’s Audit and Business Advisory practice in Seattle. During his tenure in public accounting, Mr. Burell worked with many clients, both public and private, in the high-tech and healthcare markets, and was involved in numerous public offerings, spin-offs, mergers and acquisitions. Mr. Burell is also a member of the Board of Directors of Microbot Medical (NASDAQ: MBOT), an Israeli-based medical device company specializing in the researching, designing, developing and commercializing of transformational micro-robotics medical technologies. Mr. Burell obtained his Washington state CPA license in 1992 and is a certified public accountant (currently inactive). He holds Bachelor of Science degrees in Accounting and Business Finance from Central Washington University.

R. Judd Jessup has served on our Board since August 2010, has served as Chairman of our Board since March 2013 and served as our President and Chief Executive Officer from August 2010 to March 2013. Mr. Jessup has over 35 years of experience in the healthcare and managed care industries. Most recently, he was Chief Executive Officer of US LABS, a national laboratory which provides cancer diagnostics and genetic testing services, from 2002 to 2005. He has extensive background in the managed care industry having served as President of the Health Plans Division for FHP International from 1994 to 1996 as well as President of TakeCare, Inc., a publicly traded HMO operating in California, Colorado, Illinois and Ohio until it was sold to FHP. Mr. Jessup currently serves on the board of directors of Corvel Corporation, a publicly traded company. He served on the board of directors of NovaMed, Inc., a publicly traded company, from November 1998 until May 2011. We believe Mr. Jessup’s qualifications to serve on our Board include his significant executive experience with the strategic, financial, and operational requirements of large health care organizations, including serving as an audit committee chair.

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Robert E. Hoffman has served on our Board since July 2013. He is the Chief Financial Officer and Senior Vice President, Finance of Heron Therapeutics, Inc., a publicly traded commercial-stage biotechnology company since April 2017. He was the Executive Vice President and Chief Financial Officer of Innovus Pharmaceuticals, Inc., a publicly traded pharmaceuticals company, where he served from September 2016 to April 2017. Mr. Hoffman was the Chief Financial Officer of AnaptysBio, Inc., a biopharmaceutical company, where he has served from July 2015 to September 2016. Mr. Hoffman was the Senior Vice President, Finance and Chief Financial Officer of Arena Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, until July 2015 where he had served in various finance and accounting roles since 1997, except that from March 2011 to August 2011, Mr. Hoffman served as Chief Financial Officer for Polaris Group, a privately held drug development company. Mr. Hoffman is a member of the business and financial advisory board of Innovus Pharmaceuticals, a publicly traded pharmaceuticals company. Mr. Hoffman also serves as a member of the Financial Accounting Standards Board’s Small Business Advisory Committee and the steering committee of the Association of Bioscience Financial Officers. Mr. Hoffman is also a member and a former director and President of the San Diego Chapter of Financial Executives International. Mr. Hoffman holds a bachelor’s degree in business administration from St. Bonaventure University, and is licensed as a C.P.A. (inactive) in the State of California. Mr. Hoffman is also a member of the board of directors of MabVax Therapeutics Holdings, Inc. and Kura Oncology, Inc. We believe Mr. Hoffman’s qualifications to serve on our Board include his experience as an executive of a drug development company and knowledge of financial accounting in the medical technology field.

Lâle White has served on our Board since March 2015. Ms. White is the chief executive officer of XIFIN, Inc. (“XIFIN”), a financial cloud computing company, with over 25 years of experience in information systems development and medical billing. She lectures extensively on these topics and has consulted for major laboratories and laboratory associations throughout the U.S. Ms. White worked with HCFA and the U.S. Office of the Inspector General to develop the first OIG Model Compliance Program. She is a longstanding member of the California Clinical Lab Association, where for the last eight years she has chaired the state and federal contractor committees that work with the Medicare Administrative Contractors and the Department of Health and Human Services. Ms. White was previously vice president - finance of Laboratory Corporation of America, one of the largest clinical reference laboratories in the U.S., and its predecessor National Health Laboratories, where she led the software development of several accounts receivable, inventory, cost accounting and financial management systems for the laboratory industry. Ms. White has a BA in finance and an MBA from Florida International University. We believe Ms. White’s qualifications to serve on our Board include her significant executive experience with the strategic, financial, and operational requirements of health care organizations, particularly in the area of billing and reimbursement.

Jeremy M. Jones has served on our Board since November 2012. He is the Chairman of On Assignment, Inc., a publicly traded professional staffing firm, where he has served as a director since May 1995. Mr. Jones has been an investor and business development consultant since February 1998. From 1987 to 1995, Mr. Jones was Chief Executive Officer and Chairman of the Board of Homedco Group, Inc., a home healthcare services company, which became publicly traded in 1991. Homedco merged into Apria Healthcare Group, Inc. in 1995 and from 1995 through January 1998, Mr. Jones was Chief Executive Officer and Chairman of the Board of Apria Healthcare Group, Inc., which also provided home healthcare services. Mr. Jones served as Chairman of the Board of Byram Healthcare Centers, a provider of retail medical supplies, from February 1999 until its sale in March of 2008. Mr. Jones was a director for Access Point Medical from May 2004 to December 2005. Mr. Jones was a director of US LABS from November 2003 through February 2005. From July 2003 to January 2011, Mr. Jones served as Chairman of LifeCare Solutions, Inc., a provider of integrated home healthcare products and services. Mr. Jones became a Director of the Hoag Hospital Foundation, Newport Beach, California as of July 2014. Mr. Jones holds a bachelor’s degree in business administration from the University of Iowa. We believe Mr. Jones’ qualifications to serve on our Board include his significant executive experience with the strategic, financial, and operational requirements of public health care organizations, including serving as Chairman for those organizations.

Dirk van den Boom, Ph.D. has served on our Board since February 2017. He is the founder and Managing Partner of mindwerks bio, LLC, a San Diego-based research and development stage life sciences company, and also serves as a Senior Advisor to Berg Capital Markets, a Healthcare capital markets and analytics firm. Previously, Dr. van den Boom served as President, Chief Executive Officer and Director of Sequenom, Inc., a publicly-traded healthcare diagnostics company that was acquired by LabCorp in September 2016. Dr. van den Boom joined Sequenom in 1998 and held positions of increasing responsibility during his 18-year tenure at Sequenom, including as President and Chief Executive Officer from October 2015 to September 2016, Director from April 2015 to September 2016, Chief Scientific and Strategy Officer from June 2014 to October 2015, Executive Vice President of Research and Development and Chief Technology Officer from December 2012 to June 2014, Senior Vice President of Research and Development from August 2010 to December 2012 and Vice President of Research and Development from October 2009 to August 2010. Prior to August 2010, he held various management roles within the research and development departments of Sequenom. Dr. van den Boom also has served as a Member of the March of Dimes Board of Directors, San Diego Chapter since December 2015. Dr. van den Boom has co-authored over 95 peer-reviewed publications and is a named inventor on over 80 patents and patent applications. He received his Ph.D. in Biochemistry/Molecular Biology from the University of Hamburg, Germany. We believe Dr. van den Boom’s qualifications to serve on our Board include his significant executive experience with strategic, financial and operational requirements of health care organizations.

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Directors are elected on an annual basis. The term of each director’s service expires at our next annual meeting of stockholders and at such time as his or her successor is duly elected and qualified. Officers serve at the discretion of the Board.

There are no family relationships between any of our director nominees or executive officers and any other of our director nominees or executive officers.

BOARD OF DIRECTORS

Overview

Our Bylaws provide that the size of our Board is to be determined from time to time by resolution of the Board but shall consist of at least five and no more than nine members. Our Board has fixed the exact number of directors at seven. Our Board currently consists of six members, five of whom – Dr. van den Boom, Ms. White and Messrs. Hoffman, Jessup and Jones – our Board has determined to be independent under the rules of the NASDAQ Stock Market. Mr. Jessup serves as Chairman of the Board, and we believe that separation of the Chairman and Chief Executive Officer roles supports the independent nature of our Board. At each annual meeting of stockholders, members of our Board are elected to serve until the next annual meeting and until their successors are duly elected and qualified. If the nominees named in this proxy statement are elected, the Board will consist of six persons and there will be one vacancy on the Board.

The Board has nominated Mark McDonough, R. Judd Jessup, Robert Hoffman, Dirk van den Boom, Ph.D., Lâle White and Jeremy M. Jones for election at the annual meeting based on the recommendation of our Nominating and Governance Committee. The nominees have agreed to serve if elected, and management has no reason to believe that the nominees will be unavailable for service. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting or any adjournment or postponement thereof, the proxies will be voted for such other nominees as may be designated by the present Board.

We are subject to a number of technological, regulatory, services, legal and other types of risks. Our Board has an active role, as a whole and also at the committee level, in overseeing the management of these risks. Our Audit Committee is responsible for overseeing the management of risks relating to accounting matters and financial reporting and implementing our related person transaction policy. Our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and whether our compensation policies and programs have the potential to encourage excessive risk taking. Our Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance practices and policies, and the management of risks associated with the independence of our Board. In addition, Board members regularly consult with executive management about pending issues and expected challenges, and at each Board meeting directors receive updates from, and have an opportunity to interview and ask questions of, key personnel and management. Furthermore, because our Chief Executive Officer serves as a member of our Board, we believe that the Board has a direct channel and better access to insights into our performance, business and challenges. Our Board believes its leadership structure is consistent with and supports the administration of its risk oversight function.

Committees of the Board of Directors

The Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. Each committee operates pursuant to a charter that may be viewed on our website at www.combimatrix.com. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes and is responsible for (i) retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm, (ii) approving the services performed by our independent registered public accounting firm and (iii) for reviewing and evaluating our accounting principles, financial reporting practices, and system of internal accounting controls. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm, and has established procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. In addition, all related person transactions are reviewed and approved by the Audit Committee.

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In 2016, our Audit Committee consisted of Messrs. Hoffman (the committee’s Chairman) and Jones and Ms. White until April 2016. From April 2016 through the date of this proxy statement, our Audit Committee consists of Messrs. Hoffman (the committee’s Chairman) and Jessup and Ms. White. The Board has determined that all members of our Audit Committee are independent under the listing standards of the NASDAQ Stock Market and the rules of the Securities and Exchange Commission, and that Mr. Hoffman qualifies as an “audit committee financial expert,” as defined by the rules of the Securities and Exchange Commission.

Compensation Committee. Our Compensation Committee assists our Board in determining the compensation of our executive officers and directors. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending each executive officer’s compensation to the Board. The Compensation Committee also administers our 2006 Stock Incentive Plan, as amended. The Compensation Committee may form and delegate any of its responsibilities to subcommittees when appropriate.

In 2016, our Compensation Committee consisted of Messrs. Jones (the committee’s Chairman) and Hoffman and Dr. Gottlieb until December 2016 and, thereafter through the date of this proxy statement, our Compensation Committee consists of Messrs. Jones (the committee’s Chairman) and Hoffman. The Board has determined that all members of our Compensation Committee are independent under the listing standards of the NASDAQ Stock Market.

Nominating and Governance Committee. Our Nominating and Governance Committee assists our Board by identifying and recommending individuals qualified to become members of our Board (subject to legal rights, if any, of third parties to nominate or appoint directors), and establishing, evaluating and overseeing our corporate governance processes and guidelines.

In 2016, our Nominating and Governance Committee consisted of Dr. Gottlieb (the committee’s Chairman) and Mr. Hoffman until December 2016 and, thereafter through the date of this proxy statement, our Nominating and Governance Committee consists of Mr. Jessup (the committee’s Chairman) and Ms. White. The Board has determined that all members of our Nominating and Governance Committee are independent under the listing standards of the NASDAQ Stock Market.

The Nominating and Governance Committee will consider candidates recommended by stockholders. To recommend director candidates, stockholders should submit their suggestions in writing to the Corporate Secretary, providing the proposed nominee’s name, biographical data and other information about the proposed nominee and the nominating stockholder(s) as required by our Bylaws, together with a consent from the proposed nominee to serve on the Board if nominated and elected.

There are no specific minimum qualifications that the Nominating and Governance Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating and Governance Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

●	broad experience in business, finance or administration;

●	the independence requirements imposed by the Securities and Exchange Commission and the NASDAQ Stock Market; and

●	a background that provides a portfolio of experience and knowledge relevant to our industry.

The Nominating and Governance Committee has the following policy with regard to the consideration of any director candidates recommended by security holders for the 2017 annual meeting of stockholders (subject to legal rights, if any, of third parties to nominate or appoint directors):

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●	A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, CA 92618, Attn: Corporate Secretary, of his or her intention to make such a nomination. The notice of nomination must be received by the Corporate Secretary at this address within the timeframe required by our Bylaws, in order to be considered for nomination at the next annual meeting.

●	The notice of nomination should include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. The notice of nomination also must include the nominee’s name, age, business address, residence address, principal occupation or employment, and any other information required by Section 2.10 of our Bylaws or by applicable laws or regulations. A nomination that does not comply with these requirements will not be considered.

The Nominating and Governance Committee also considers director candidates that are suggested by its members, the Board or management. The Nominating and Governance Committee may, in the future, retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating and Governance Committee, in its sole discretion. The process used by the Nominating and Governance Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm) compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating and Governance Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals. Candidates proposed by stockholders will be evaluated by the Nominating and Governance Committee using the same criteria as for all other candidates. The Nominating and Governance Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating and Governance Committee believe that it is essential that the Board members represent diverse viewpoints.

Number of Meetings

The Board held a total of 11 meetings during 2016. Our Audit Committee, Compensation Committee and Nominating and Governance Committee held six, four and two meetings, respectively, during 2016. Each incumbent director attended 90% or more of the aggregate of (i) the total number Board meetings (during the period that he/she served) and (ii) the total number of Board committee meetings (during the periods that he/she served), except that Mr. Gottlieb attended 75% of the Compensation Committee meetings due to scheduling conflicts, but received information regarding the meetings and provided input through subsequent Board of Directors and committee meetings as well as communications with management.

Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these annual meetings absent extenuating circumstances. The directors who served in 2016 and attended our annual meeting of stockholders in 2016 were Mr. McDonough, Mr. Jessup, Mr. Hoffman, Mr. Jones and Ms. White.

Director Compensation

Directors who are also our employees receive no separate compensation from us for their service as members of the Board. Prior to January 26, 2016, non-employee directors received compensation in the amount of $1,500 per month for their service as members of the Board. The Chairman of the Board received compensation in the amount of $2,000 per month for service as Chairman of the Board. On January 26, 2016, our Board and Compensation Committee approved a modification to director compensation such that per-meeting fees were eliminated, the Chairman of the Board is to receive $30,000 per year for his services to the Company, and all other non-employee directors are to receive $24,000 per year for their services to the Company. These fees are paid quarterly. Also, Directors are reimbursed for expenses incurred in connection with attendance at meetings of the Board and committees of the Board and in connection with the performance of Board duties.

Director Compensation Table

The following table summarizes the compensation of our directors who served during 2016 and who are not listed as named executive officers.

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Name	Fees Earned or Paid In Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

R. Judd Jessup.	30,000	-	-	-	30,000

Robert E. Hoffman	24,000	-	-	-	24,000

Scott Gottlieb, M.D.(1)	24,000	-	-	-	24,000

Lâle White	24,000	-	-	-	24,000

Jeremy Jones	24,000	-	-	-	24,000

(1) Scott Gottlieb, M.D. served as a director until December 19, 2016.

Codes of Business Conduct and Ethics

We have adopted a corporate Code of Business Conduct and Ethics, which may be viewed on our website at www.combimatrix.com. The Code of Business Conduct and Ethics applies to all our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions. If we effect an amendment to, or waiver from, a provision of our code of ethics, we intend to satisfy our disclosure requirements by posting a description of such amendment or waiver on the website above or via a current report on Form 8-K. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to the Board, or to an individual member or committee as follows: c/o CombiMatrix Corporation, Attention: Corporate Secretary, 310 Goddard, Suite 150, Irvine, California 92618. All communications will be relayed to that addressee. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. There were no changes in this process in 2016. Please refer to our website at www.combimatrix.com for any future changes in this process. The Board or the particular director or committee of the Board to which a communication is addressed will, if it deems appropriate, promptly refer the matter either to management or to the full Board depending on the nature of the communication. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth certain information regarding the compensation, for services rendered in all capacities to us during 2016 and 2015, of our current principal executive officer and our other most highly compensated executive officer at the end of 2016 (together, the “named executive officers”). We did not have any other executive officers during 2016 or 2015.

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						Nonequity
						Incentive
Names and				Stock	Option	Plan		All Other
Principal		Salary	Bonus	Awards	Awards	Compensation		Compensation	Total
Position	Year	($)	($)(1)	($)	($)	($)		($)	($)

Mark McDonough, President and	2016	362,600	-	206,383	-	166,250	(3)	-	735,233
Chief Executive Officer	2015	342,577	25,000	263,925	-	35,000	(4)	-	666,502

Scott Burell, Chief Financial	2016	265,800	-	51,597	-	98,800	(3)	-	416,197
Officer, Secretary and Treasurer	2015	261,000	10,000	131,962	-	35,000	(4)	-	437,962

(1)	Represents discretionary cash bonuses approved by the Compensation Committee on February 27, 2015.
(2)	Amounts shown do not reflect cash compensation actually received by the named executive officer. Instead, the amounts shown are the non-cash aggregate grant date fair values of RSU awards made during the periods presented as determined pursuant to ASC Topic 718 and excludes the effect of forfeiture assumptions. Also, these awards generally vest over a four-year period from the date of grant. The assumptions used to calculate the fair value of RSU awards are set forth under Note 2 to the Consolidated Financial Statements included in our annual report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 3, 2017.
(3)	Represents bonuses approved by the Compensation Committee on February 17, 2017 pursuant to our 2016 Executive Performance Bonus Plan for performance during 2016.
(4)	Represents bonuses approved by the Compensation Committee on March 11, 2016 pursuant to our 2015 Executive Performance Bonus Plan for performance during 2015.

The objective of our executive compensation program is to attract, motivate and retain talented executives with related technical and business expertise in the competitive diagnostic laboratory market have a demonstrated ability to effectively grow revenue and control costs. We hope to retain our executives over the long term to provide continuity from year-to-year. Consequently, we have chosen to compensate our executives with a salary and, in some cases, with stock option awards, RSU awards and bonuses in order to align the executive’s interests with corporate success. In addition, since 2012, our executive stock option and RSU awards are generally granted with a four year vesting schedule in order to incentivize our executives to continue to invest their time and energy to ensure our collective success over a longer term.

In determining the total amount and mixture of the compensation for each of our named executive officers, our Compensation Committee subjectively evaluates each named executive in light of numerous factors including title and role, individual performance (including past and expected future contribution to our business objectives) and our long term business needs and goals (including the need to attract and retain key management personnel). Our Compensation Committee reviews the performance of each named executive officer annually and determines whether the named executive officer should receive an increase in base salary and/or receive an equity award based on such evaluation. In February 2015, we increased Mr. McDonough’s salary in connection with his service as our President and Chief Executive Officer and approved discretionary cash bonuses to Messrs. McDonough and Burell of $25,000 and $10,000, respectively, for performance-related reasons. In March 2016, we increased Mr. McDonough’s salary to $364,000 in connection with his service as our President and Chief Executive Officer.

Pursuant to the authority granted under our 2006 Stock Incentive Plan, our Compensation Committee granted 31,152 restricted stock units and 39,402 restricted stock units to our Chief Executive Officer, Mark McDonough, on May 10, 2016 and December 16, 2016, respectively, and 19,110 restricted stock units to our Chief Financial Officer, Scott Burell, on December 16, 2016. On January 9, 2015, pursuant to the authority granted under our 2006 Stock Incentive Plan, our Compensation Committee granted 11,136 restricted stock units to our Chief Executive Officer, Mark McDonough, and 5,568 restricted stock units to our Chief Financial Officer, Scott Burell. 25% of the shares of common stock subject to the restricted stock units vest on each anniversary of the grant date over a four year period. The restricted stock units may vest on an accelerated basis in accordance with the terms of our 2006 Stock Incentive Plan and our Restated Executive Change of Control Severance Plan and, in the event of death or a permanent disability, the vesting of the restricted stock unit will accelerate by twelve months.

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On April 21, 2016, pursuant to the authority granted under our 2006 Stock Incentive Plan, our Compensation Committee adopted a 2016 Executive Performance Bonus Plan (the “2016 Bonus Plan”), effective as of January 1, 2016, to provide certain members of our senior management the opportunity to earn incentive bonuses based on our attainment of specific financial performance objectives for 2016. Our Compensation Committee determined that our Chief Executive Officer, Mark McDonough, and our Chief Financial Officer, Scott Burell, were eligible to receive such awards under the 2016 Bonus Plan. A participant’s bonus under the 2016 Bonus Plan consists of a cash incentive and is based on achievement of three separate components as follows: (i) 40% tied to the achievement of our 2016 revenue target as determined by our Compensation Committee; (ii) 30% tied to our 2016 gross margin target as determined by our Compensation Committee; and (iii) 30% tied to our 2016 EBITDA loss target as determined by our Compensation Committee. Also, each component includes three levels of achievement in order to encourage higher levels of performance. If we achieved 90% of the 2016 target revenue, the target revenue portion of the cash bonus for our CEO and CFO would equal $35,000 and $20,800, respectively. If we achieved 100% of the 2016 target revenue, the target revenue portion of the cash bonus for our CEO and CFO would equal $70,000 and $41,600, respectively. If we achieved 110% of the 2016 target revenue, the target revenue portion of the cash bonus for our CEO and CFO would equal $87,500 and $52,000, respectively (and the target revenue portion of the cash bonus would be computed on a pro rata basis between 100% and 110% of the target achieved). If we achieved 100% of the 2016 gross margin target, the target gross margin portion of the cash bonus for our CEO and CFO would equal $18,375 and $10,920, respectively. If we achieved 105% of the 2016 gross margin target, the target gross margin portion of the cash bonus for our CEO and CFO would equal $52,500 and $31,200, respectively. If we achieved 110% of the 2016 gross margin target, the target gross margin portion of the cash bonus for our CEO and CFO would equal $65,625 and $39,000, respectively (and the target gross margin portion of the cash bonus would be computed on a pro rata basis between 105% and 110% of the target achieved). If we achieved 98% of the 2016 EBITDA loss target, the EBITDA loss target portion of the cash bonus for our CEO and CFO would equal $18,375 and $10,920, respectively. If we achieved 95% of the 2016 EBITDA loss target, the EBITDA loss target portion of the cash bonus for our CEO and CFO would equal $52,500 and $31,200, respectively. If we achieved 90% of the 2016 EBITDA loss target, the EBITDA loss target portion of the cash bonus for our CEO and CFO would equal $65,625 and $39,000, respectively (and the EBITDA loss target portion of the cash bonus would be computed on a pro rata basis between 95% and 90% of the target achieved). In February 2017, our CEO received a cash bonus payment of $166,250 and our CFO received a cash bonus payment of $98,800 under the 2016 Bonus Plan for achieving 90% of the 2016 revenue target, 110% of the 2016 gross margin target and 90% of the 2016 EBITDA loss target.

On February 27, 2015, pursuant to the authority granted under our 2006 Stock Incentive Plan, our Compensation Committee adopted a 2015 Executive Performance Bonus Plan (the “2015 Bonus Plan”), effective as of January 1, 2015, to provide certain members of our senior management the opportunity to earn incentive bonuses based on our attainment of specific financial performance objectives for 2015. Our Compensation Committee determined that our Chief Executive Officer, Mark McDonough, and our Chief Financial Officer, Scott Burell, were eligible to receive such awards under the 2015 Bonus Plan. A participant’s bonus under the 2015 Bonus Plan consists of a cash incentive and is based on achievement of between 89% and 150% of our 2015 net revenue target as determined by our Compensation Committee. If we achieved 89% of the target net revenue, each of the CEO’s and CFO’s cash bonus would equal $35,000. If we achieved 90% of the target net revenue, the CEO’s and CFO’s cash bonus would equal $77,500 and $55,000, respectively; if we achieved 100% of the target net revenue, the CEO’s and CFO’s cash bonus would equal $155,000 and $110,000, respectively; if we achieved 110% of the target net revenue, the CEO’s and CFO’s cash bonus would equal $180,000 and $127,500, respectively; if we achieved 130% of the target net revenue, the CEO’s and CFO’s cash bonus would equal $240,000 and $170,500, respectively; and if we achieved 150% of the target net revenue, the CEO’s and CFO’s cash bonus would equal $270,000 and $191,500, respectively (and bonus payments would be computed on a pro rata basis between 101% and 150% of the target achieved). In March 2016, our CEO and CFO each received a cash bonus payment of $35,000 under the 2015 Bonus Plan for achieving 89% of our 2015 net revenue target.

Severance and Change in Control

We provide certain severance benefits such that if an executive officer of CombiMatrix is terminated for other than cause, death or disability, the executive will receive payments equal to three months’ base salary plus medical and dental benefits.

Our Board of Directors adopted a Restated Executive Change of Control Severance Plan (the “Severance Plan”) that affects certain of our senior management-level employees who are classified as “Section 16 Officers” of the Company. Pursuant to the Severance Plan, if a participating employee is involuntarily terminated (other than for death, disability or for cause) or resigns for “good reason” (as defined in the Severance Plan) during the two-year period following a “change of control” (as defined in the Severance Plan), then, subject to execution of a release of claims against us, the employee will be entitled to receive: (i) a cash severance payment equal to one-half times annual base salary (one times salary for the CEO), in the case of other participating employees; (ii) immediate vesting of outstanding compensatory equity awards; and (iii) payment of COBRA premiums for the participating employee and eligible dependents for a pre-determined period of time. Payment of benefits under the Severance Plan will be limited by provisions contained in Section 409A of the U.S. Internal Revenue Code, as amended (the “Code”). The Severance Plan is administered by a plan administrator, which initially is the Compensation Committee of the Board of Directors. In order to participate in the Severance Plan, an eligible employee must waive any prior retention or severance agreements. The Severance Plan automatically renews annually unless terminated upon 12 months prior written notice.

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On December 2, 2015, our Board of Directors adopted a Transaction Bonus Plan (the “Transaction Bonus Plan”). The Transaction Bonus Plan provides for certain bonus payments to be made, upon the consummation of a qualifying change of control transaction, to certain employees of the Company as shall be determined from time to time by the Compensation Committee of our Board of Directors. The aggregate value of the bonuses payable under the Transaction Bonus Plan shall not exceed the greater of (i) $1,000,000 or (ii) ten percent of the net proceeds received in connection with a qualifying change of control transaction, and the percentage of such bonus pool awarded to each eligible participant shall be determined from time to time by our Compensation Committee.

2006 Stock Incentive Plan

Our 2006 Stock Incentive Plan, as amended, provides for the grant of incentive or non-statutory stock options and other equity awards to our employees, directors and consultants. As of December 31, 2016, there were 183,086 authorized shares under the 2006 Stock Incentive Plan, with 2,152 shares available for grant. As further described in Proposal No. 2 of this proxy statement, the Board has approved the amendment and restatement of the 2006 Stock Incentive Plan, which would increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and effect various other changes thereunder, and the Board is seeking stockholder approval of the same.

The 2006 Stock Incentive Plan is administered by our Compensation Committee. Subject to the provisions of the 2006 Stock Incentive Plan, the Compensation Committee determines who will receive the options or RSUs, the number of options or RSUs granted, and the manner of exercise and the exercise price of the options. The term of incentive stock options granted under the 2006 Stock Incentive Plan may not exceed ten years, or five years for options granted to an optionee owning more than 10% of our voting stock. The exercise price of any stock option granted under the 2006 Stock Incentive Plan must be equal to or greater than the fair market value of the shares of our common stock on the date the option is granted. However, an incentive stock option granted to an optionee owning more than 10% of our voting stock must have an exercise price equal to or greater than 110% of the fair market value of our common stock on the date the option is granted.

Outstanding Equity Awards at Fiscal Year-End 2016

The following table sets forth information concerning the outstanding equity awards as of December 31, 2016 granted to the named executive officers.

	Number of Securities Underlying Unexercised Options (#)(1)			Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Options Exercise Price	Option Expiration	Number of Shares or Units of Stock that Have Not Vested		Market Value of Shares or Units of Stock that Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or other Rights that Have Not Vested
Name	Exercisable		Unexercisable	Options (#)	($)	Date	(#)(1)		($)	Vested(#)	($)
Mark McDonough	856	(2)	—	—	67.50	10/19/2022	83,471	(3)	221,198	—	—
	690	(4)	—	—	92.10	12/20/2022	—		—	—	—
	3,672	(5)	1,224	—	50.40	3/29/2023	—		—	—	—
	1,860	(6)	620	—	48.45	4/29/2023	—		—	—	—

Scott R. Burell	400	(7)	—	—	691.50	9/17/2017	25,569	(8)	67,758	—	—
	415	(9)	—	—	1,575.00	7/21/2018	—		—	—	—
	182	(10)	—	—	1,147.50	5/11/2019	—		—	—	—
	199	(11)	—	—	390.00	4/08/2021	—		—	—	—
	66	(12)	—	—	232.50	2/28/2022	—		—	—	—
	2,766	(13)	922	—	48.45	4/29/2023	—		—	—	—

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(1)	All awards were granted under the 2006 Stock Incentive Plan, as amended. The options were granted at an exercise price equal to the closing price of our common stock on the date of grant and have a term of ten years.

(2)	These options were granted on October 19, 2012 and vest in four equal annual installments over a four-year period measured from the vesting commencement date of August 20, 2012.

(3)	Represents (i) 4,565 RSUs granted on February 20, 2014, (ii) 8,352 RSUs granted on January 9, 2015, (iii) 31,152 RSUs granted on May 10, 2016 and (iv) 39,402 RSUs granted on December 16, 2016. These RSUs vest in four equal annual installments over a four-year period from the grant date.

(4)	These options were granted on December 20, 2012 and vest in four equal annual installments over a four-year period measured from the vesting commencement date of August 20, 2012.

(5)	These options were granted on March 29, 2013 and vest in four equal annual installments over a four-year period measured from the grant date.

(6)	These options were granted on April 29, 2013 and vest in four equal annual installments over a four-year period measured from the grant date.

(7)	These options were granted on September 17, 2007 and vest in twelve equal installments quarterly over a three-year period.

(8)	Represents (i) 2,283 RSUs granted on February 20, 2014, (ii) 4,176 RSUs granted on January 9, 2015, and (iii) 19,110 RSUs granted on December 16, 2016. These RSUs vest in four equal annual installments over a four-year period from the grant date.

(9)	These options were granted on July 21, 2008 and vest quarterly over a three-year period.

(10)	These options were granted on May 11, 2009 and vest quarterly over a three-year period.

(11)	These options were granted on April 8, 2011. One-fourth vest on the one-year anniversary of grant and the remaining vest monthly thereafter over a three-year period.

(12)	These options were granted on February 28, 2012 and vest in four equal annual installments over a four-year period measured from the grant date.

(13)	These options were granted on April 29, 2013 and vest in four equal annual installments over a four-year period measured from the grant date.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2016 relating to all of our equity compensation plans:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options and rights (2)	(b) Weighted average exercise price of outstanding options and rights (3)	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (4)

Equity compensation plans approved by security holders:
2006 CombiMatrix Stock Incentive Plan (1)	180,934	$92.87	2,152
Equity compensation plans not approved by security holders:
None	—	—	—
TOTAL	180,934	$92.87	2,152

(1)	Consists of our 2006 CombiMatrix Stock Incentive Plan, as amended, which allows for the granting of stock options and other awards to eligible individuals, which generally includes directors, officers, employees and consultants. Please refer to Note 12 to our Consolidated Financial Statements included in our previously filed annual report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 3, 2017 for additional information.

(2)	Includes shares of common stock subject to RSUs that entitle each holder to one share of common stock for each such unit that vests over the holder’s period of continued service.

(3)	Calculated without taking into account the 116,301 shares of common stock subject to outstanding RSUs that become issuable as those units vest, without any cash consideration or other payment required for such shares.

(4)	Consists of shares available for future issuance under our 2006 CombiMatrix Stock Incentive Plan as of December 31, 2016.

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Compliance with Code Section 162(m)

Section 162(m) of the Code (“Section 162(m)”) generally disallows a tax deduction to a publicly traded company for compensation in excess of $1 million paid to each of that company’s chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In the year ended December 31, 2016, none of our executive officers received compensation in excess of $1 million.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of March 31, 2017 by (a) each stockholder, or group of affiliated stockholders, that we know owns more than 5% of our outstanding common stock; (b) each of our named executive officers; (c) each of our directors; and (d) all of our current directors and executive officers as a group. The table is based upon information supplied by directors, executive officers and principal stockholders, and Schedules 13D and 13G filed with the Securities and Exchange Commission.

Percentage ownership in the table below is based on 2,910,938 shares of common stock outstanding as of March 31, 2017. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting power and/or investment power with respect to the securities held. Any securities not outstanding but which are subject to options or warrants exercisable within 60 days of March 31, 2017 are deemed outstanding and beneficially owned for the purpose of computing the percentage of outstanding common stock beneficially owned by the stockholder holding such options or warrants, but are not deemed outstanding for the purpose of computing the percentage of common stock beneficially owned by any other stockholder.

Unless otherwise indicated, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned. The address for each director or named executive officer is c/o CombiMatrix Corporation, 310 Goddard, Suite 150, Irvine, California 92618.

Name of Beneficial Owner	No. of Shares Beneficially Owned	Percentage

Officers and Directors
Mark McDonough(1)	27,643	*
Scott R. Burell(2)	9,282	*
Robert E. Hoffman(3)	9,696	*
R. Judd Jessup(4)	4,480	*
Jeremy M. Jones(5)	1,592	*
Lâle White (6)	8,275	*
Dirk van den Boom, Ph.D.	—	—
All current directors and executive officers as a group (7 persons)	60,968	2.1%

5% Stockholders Not Listed Above
Alpha Capital Anstalt(7)	290,802	9.9%
Michael A. Lipka(8)	152,875	5.3%
Bard Associates, Inc.(9)	151,825	5.2%

* Less than 1.0%.

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(1)	Includes 10,933 shares of common stock. Also includes options to purchase 8,922 shares of common stock that are exercisable within 60 days of March 31, 2017. Also includes 7,788 RSUs that are scheduled to vest within 60 days of March 31, 2017.

(2)	Includes 4,332 shares of common stock. Also includes options to purchase 4,950 shares of common stock that are exercisable within 60 days of March 31, 2017.

(3)	Includes 7,911 shares of common stock. Also includes options to purchase 166 shares of common stock and warrants to purchase 1,619 shares of common stock that are exercisable within 60 days of March 31, 2017.

(4)	Includes 1,293 shares of common stock. Also includes options to purchase 3,187 shares of common stock that are exercisable within 60 days of March 31, 2017.

(5)	Includes 1,293 shares of common stock and options to purchase 299 shares of common stock that are exercisable within 60 days of March 31, 2017.

(6)	Includes 8,209 shares of common stock and options to purchase 66 shares of common stock that are exercisable within 60 days of March 31, 2017.

(7)

The securities held by Alpha Capital Anstalt are subject to a blocker that would prevent Alpha Capital Anstalt’s ownership at any given time from exceeding 9.99% of our outstanding common stock. Absent this blocker and assuming all such securities are convertible or exercisable within 60 days of March 31, 2017, Alpha Capital Anstalt would beneficially own an aggregate of 971,064 shares, or 25%, of our common stock, consisting of an aggregate of 685 shares of common stock, 41 shares of common stock issuable upon exercise of warrants issued in our Series A preferred stock financing, 6 shares of common stock issuable upon exercise of additional warrants issued in June 2014, 18,334 shares of common stock issuable upon exercise of warrants issued in our Series B preferred stock financing, 54,646 shares of common stock issuable upon exercise of warrants issued in our Series C preferred stock financing, 129,450 shares of common stock issuable upon exercise of warrants issued in our Series D preferred stock financing, 38,096 shares of common stock issuable upon exercise of warrants issued in our Series E preferred stock financing, 83,811 shares of common stock issuable upon exercise of private placement warrants issued in April 2015, and 645,995 shares of common stock issuable upon exercise of warrants issued in our Series F preferred stock financing. Konrad Ackermann has voting and investment power over such shares beneficially owned by Alpha Capital Anstalt. The reported mailing address for Alpha Capital Anstalt is Pradafant 7, Furstentums 9490, Vaduz, Liechtenstein. Information based in part upon investor filings with the SEC.

(8)	Includes 152,875 shares of common stock held by Mr. Lipka. The reported mailing address for Mr. Lipka is P.O. Box 235384, Encinitas, CA 92023. Information based solely upon investor filings with the SEC.

(9)	Consists of 76,890 shares of common stock and 74,935 shares of common stock issuable upon exercise of warrants issued in our March 2016 Series F preferred stock financing. The reported mailing address for Bard Associates, Inc. is 135 South LaSalle Street, Suite 3700, Chicago, IL 60603. Information based upon investor filings with the SEC.

Certain Transactions

Since January 1, 2016, there has not been, nor has there been proposed, any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, including those involving indebtedness not in the ordinary course of business, to which we or our subsidiaries were or are a party, or in which we or our subsidiaries were or are a participant, in which the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any of our directors, nominees for director, executive officers, beneficial owners of more than 5% of any class of our voting securities or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than as described above under the heading “Executive Compensation” and other than the transactions described below. Each of the transactions described below was reviewed and approved or ratified by our Audit Committee.

Until September 7, 2016, one of our directors, Dirk van den Boom, Ph.D., was the President and Chief Executive Officer and a director of Sequenom, Inc. (“Sequenom”), a molecular diagnostics clinic laboratory. We have a collaboration agreement with one of Sequenom’s subsidiaries, Sequenom Center for Molecular Medicine, LLC (“SCMM”), which has resulted in approximately $122,000 of payments made by us to SCMM during 2016. Under the collaboration agreement, we pay to SCMM a fee of $200 for each billable specimen received by SCMM with respect to which SCMM performs certain marketing activities with respect to testing services utilizing the laboratory developed tests known as the CombiSNP Array Pre-natal and the CombiSNP Array for POC, and performs order coordination, customer service and result reporting activities with respect to such testing services ordered through SCMM. In addition to having served as President, Chief Executive Officer and a director of Sequenom, Dr. van den Boom also served as President of SCMM. Dr. van den Boom is no longer a director or officer of Sequenom, and the foregoing transactions occurred prior to Dr. van den Boom’s appointment as a member of our Board.

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One of our directors, Lâle White, is the Chief Executive Officer of XIFIN, Inc., a financial cloud computing company. We are a client of XIFIN, utilizing XIFIN revenue cycle management software and services. We have a service agreement with XIFIN and service fees are approximately $207,000 annually and in some years, may exceed this approximate amount marginally.

On January 31, 2017, pursuant to the authority granted under our 2006 Stock Incentive Plan, our Compensation Committee adopted a 2017 Executive Performance Bonus Plan (the “2017 Bonus Plan”), effective as of January 1, 2017, to provide certain members of our senior management the opportunity to earn incentive bonuses based on our attainment of specific financial performance objectives for 2017. Our Compensation Committee determined that our Chief Executive Officer, Mark McDonough, and our Chief Financial Officer, Scott Burell, are eligible to receive such awards under the 2017 Bonus Plan. A participant’s bonus under the 2017 Bonus Plan will consist of a cash incentive and will be based on the participant’s achievement of three separate components as follows: (i) 30% tied to the achievement of our 2017 revenue target as determined by our Compensation Committee; (ii) 30% tied to our 2017 EBITDA loss target as determined by our Compensation Committee; and (iii) 40% tied to our 2017 operating cash burn target as determined by our Compensation Committee. Also each component includes three levels of achievement in order to encourage higher levels of performance. If we achieve 95% of the target revenue for the first half of 2017 and/or the second half of 2017, the target revenue portion of the cash bonus for our CEO and CFO will equal $16,380 and $9,945, respectively, for each applicable measurement period. If we achieve 100% of the target revenue for the first half of 2017 and/or the second half of 2017, the target revenue portion of the cash bonus for our CEO and CFO will equal $32,760 and $19,890, respectively, for each applicable measurement period. If we achieve 110% of the target revenue for the first half of 2017 and/or the second half of 2017, the target revenue portion of the cash bonus for our CEO and CFO will equal $36,036 and $21,879, respectively, for each applicable measurement period (and the target revenue portion of the cash bonus will be computed on a pro rata basis between 95% and 100% of the target achieved and between 100% and 110% of the target achieved). If actual targets achieved exceed 110%, the applicable bonuses will remain fixed at the 110% level. If we achieve 100% of the 2017 EBITDA loss target for the first half of 2017 and/or the second half of 2017, the EBITDA loss target portion of the cash bonus for our CEO and CFO will equal $32,760 and $19,890, respectively, for each applicable measurement period. If we achieve 95% of the 2017 EBITDA loss target for the first half of 2017 and/or the second half of 2017, the EBITDA loss target portion of the cash bonus for our CEO and CFO will equal $34,398 and $20,885, respectively, for each applicable measurement period. If we achieve 90% of the 2017 EBITDA loss target for the first half of 2017 and/or the second half of 2017, the EBITDA loss target portion of the cash bonus for our CEO and CFO will equal $36,036 and $21,879, respectively, for each applicable measurement period (and the EBITDA loss target portion of the cash bonus will be computed on a pro rata basis between 100% and 95% of the target achieved and between 95% and 90% of the target achieved). If actual targets achieved are below 90%, the applicable bonuses will remain fixed at the 90% level. If we achieve 100% of the 2017 operating cash burn target for the first three quarters of 2017 and/or the fourth quarter of 2017, the target operating cash burn portion of the cash bonus for our CEO and CFO will equal $43,680 and $26,520, respectively, for each applicable measurement period. Cash bonus payments, if earned, will be paid once our auditors have completed their annual audit of our consolidated financial statements, and will be paid out within seventy-five days following December 31, 2017. In order to receive a bonus payment, the participant must be employed by us or our subsidiary at the time bonuses are computed and distributed.

On March 24, 2016, we completed a registered underwritten public offering (the “Offering”) of an aggregate of 8,000 units, with each unit consisting of one share of Series F Convertible Preferred Stock and 258.397875 Warrants each to purchase one share of Common Stock. Immediately after completion of the Offering, we repurchased all of our outstanding Series E Preferred Stock pursuant to the terms of the previously reported Series E 6% Convertible Preferred Stock Repurchase Agreement (the “Repurchase Agreement”) dated February 4, 2016. Pursuant to the terms of the Repurchase Agreement, we agreed to pay each holder $300 per share of Series E Preferred Stock in consideration for the right to repurchase such holder’s Series E Preferred Stock at a price per share of $1,000 (the “Repurchase Price”), which was the original price per share paid by the holders for their Series E Preferred Stock in February 2015.

On July 11, 2016, we entered into a Common Stock Purchase Warrants Repurchase Agreement (the “Warrants Repurchase Agreement”) with the holders of our outstanding common stock purchase warrants (the “Warrants”) issued in October 2012, March 2013, May 2013, June 2013, June 2014, February 2015 and April 2015 in connection with our Series A, Series B, Series C and Series E financings. Pursuant to the terms of the Warrants Repurchase Agreement, we have agreed to repurchase the Warrants from each holder upon a Fundamental Transaction (as defined in the Warrants) at various negotiated prices per Warrant share as set forth in the Warrants Repurchase Agreement. Under the terms of the Warrants Repurchase Agreement, we will repurchase half of the Warrants upon the announcement of a Fundamental Transaction and the remaining half of the Warrants upon the closing of a Fundamental Transaction. In addition, upon the closing of a Fundamental Transaction, all Securities Purchase Agreements and Registration Rights Agreements associated with the original issuances of the Warrants will be terminated and the various restrictions set forth therein will no longer be of any force or effect. In connection with entering into the Warrants Repurchase Agreement, we were granted certain consents and waivers relating to a Fundamental Transaction. In the event that a Fundamental Transaction is announced and consummated, we will be obligated to repurchase the Warrants for approximately $459,000 of cash consideration paid to the holders. In the event that a Fundamental Transaction is not announced and consummated, we will not be obligated to repurchase the Warrants.

Future transactions with our officers, directors or greater than five percent stockholders will be on terms no less favorable to us than could be obtained from independent third parties, and all such transactions will be reviewed and subject to approval by members of our Audit Committee.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, officers, and persons that own more than 10 percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10 percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms received by us during the year ended December 31, 2016, we believe that each person who, at any time during such year, was a director, officer, or beneficial owner of more than 10% of our common stock met the filing requirements during such year.

PRINCIPAL ACCOUNTANTS

Principal Accountant Fees and Services

Audit and Audit-Related Fees. Fees for audit and audit related services by our principal independent registered public accounting firm, Haskell & White LLP (“H&W”), for the years ended December 31, 2016 and 2015 were as follows:

	2016	2015

Audit fees	$101,500	$101,000
Audit related fees	69,286	15,395

Total audit and audit related fees	$170,786	$116,395

Tax Fees; All Other Fees. We were not billed for any tax fees or for any other fees from our principal accountants in 2016 or 2015.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee charter provides that the Audit Committee will pre-approve all audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting. All audit and non-audit services performed by our independent accountants have been pre-approved by our Audit Committee to assure that such services do not impair the auditors’ independence from us.

Determination of Independence

There were no fees billed by H&W for non-audit services.

Attendance at Annual Meeting

Representatives from H&W are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as well as the matters required to be discussed by Auditing Standard No. 1301 as adopted by the Public Company Accounting Oversight Board. The Audit Committee also has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the accountant’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the year ended December 31, 2016.

Respectfully submitted,

AUDIT COMMITTEE

Robert E. Hoffman, Chairman

R. Judd Jessup (from April 2016)

Jeremy M. Jones (until April 2016)

Lâle White

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PROPOSALS

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Overview

There are currently six members of our Board. The terms of all of our directors are scheduled to expire at the 2018 Annual Meeting of Stockholders, at which time all six of the incumbents will stand for re-election.

Nominees

Upon the recommendation of our Nominating and Governance Committee, the Board has nominated the following individuals to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified:

Mark McDonough

R. Judd Jessup

Robert E. Hoffman

Dirk van den Boom, Ph.D.

Jeremy M. Jones

Lâle White

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The six nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors. Proxies cannot be voted for a greater number of persons than the number of nominees named.

Recommendation

The Board recommends that stockholders vote FOR the election of each of the above-listed nominees.

Unless marked otherwise, proxies received will be voted FOR the election of each of these director nominees.

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PROPOSAL NO. 2 – APPROVAL OF THE AMENDMENT AND RESTATEMENT OF OUR 2006 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE FOR GRANT THEREUNDER BY 400,000 SHARES, FROM 200,000 SHARES TO 600,000 SHARES, AND TO EFFECT VARIOUS OTHER CHANGES THEREUNDER

Overview

We are seeking stockholder approval to amend and restate our 2006 Stock Incentive Plan (as proposed to be amended, the “Plan”) to increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and to effect various other changes thereunder. On February 17, 2017, subject to stockholder approval, our Board approved the amendment and restatement of the 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and to effect various other changes thereunder, and is seeking stockholder approval of the same. This amount of increase represents 9% of our fully-diluted capitalization and we believe it is necessary in order to attract and retain talented employees and management. Our Board estimates that by approving the Plan, we will have a sufficient number of shares of common stock to cover awards under the Plan to meet our current projected needs, based on the Plan’s average issuance rate over the past 3 years.

In addition, we are seeking stockholder approval to amend the Plan to increase the number of shares of common stock that may be issued to any one person pursuant to stock options or separately exercisable stock appreciation rights that may qualify as performance-based compensation under Internal Revenue Code Section 162(m) within any calendar year by 40,000 shares to a maximum of 60,000 shares of common stock. We also seek approval to increase the number of shares of common stock that may be issued to any one person pursuant to direct stock issuances or restricted stock units that may qualify as performance-based compensation under Internal Revenue Code Section 162(m) within any calendar year by 40,000 shares to a maximum of 60,000 shares of common stock.

A copy of the Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference. The following summary of the material terms of the Plan does not purport to be a complete description of the Plan and is qualified in its entirety by reference to the complete copy of the Plan in Appendix A.

Compensation Philosophy and Objectives

The primary objective of our compensation packages is to attract and retain talented executives and other personnel with the skills necessary to lead us in achieving our strategic objectives and creating long-term value for our stockholders. We recognize that there is significant competition for talented executives and other personnel within our industry and it can be particularly challenging to recruit executives and other personnel of the caliber necessary to achieve our goals.

When establishing our compensation packages, including equity compensation, we are guided by the following principles:

attract and retain executives and other personnel with the background, experience and vision required for our long-term growth and success;

provide a total compensation package, taking into account cash and non-cash compensation, that is generally competitive with other companies in our industry that are of a similar size and stage of growth; and

continue to align the interests of our executives and other personnel with those of our stockholders by tying a portion of total compensation to the achievement of strategic objectives that we believe will drive our long-term growth and success.

The Board considers the Plan an integral part of our overall compensation plan and necessary for us to achieve our objectives of retaining and attracting personnel in our highly competitive industry. The Board believes the Plan (1) allows us to utilize different forms of compensation awards to attract, retain and reward eligible employees and directors and (2) strengthens the mutuality of interests between employees and directors and our stockholders. If stockholders do not approve the amendment of the Plan to increase the number of shares of common stock available for grant thereunder, it will be very difficult to hire and retain qualified personnel to help us achieve our strategic objectives.

Plan Description

Administration. Our Plan is administered by our Board or any committee designated by the Board consisting of not less than two directors. However, administration of the Plan with respect to persons subject to Section 16 of the Exchange Act is done by our Compensation Committee or another committee that qualifies under the requirements of Section 16. Subject to the terms of our Plan, the plan administrator is authorized to select eligible persons to receive awards under the Plan, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each plan participant), and the rules and regulations for the administration of the Plan, construe and interpret the Plan and award agreements, and make all other decisions and determinations as the plan administrator may deem necessary or advisable for the administration of our Plan. The plan administrator may not, without prior approval of our stockholders and the consent of the affected holder, reduce the exercise price of any outstanding award under the Plan, cancel any outstanding award and grant in substitution a new award covering the same or a different number of shares, cash or other property or similar action that is treated as a re-pricing under generally accepted accounting principles.

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Eligibility. The persons eligible to receive awards under our Plan are the employees, members of our Board, consultants and other independent advisers who provide services to us or any related entity. However, only our employees and employees of our subsidiaries or any parent may receive incentive stock options.

Types of Awards. Our Plan provides for the issuance of stock options, stock appreciation rights, stock awards, restricted stock unit, other share-based awards and performance awards. Performance awards may be based on the achievement of certain business criteria or goals, as determined by the plan administrator, and may consist of stock-based awards or cash bonuses.

Shares Available for Awards; Annual Per-Person Limitations. The total number of shares of common stock that may be subject to the granting of awards under our Plan at any time during the term of the Plan shall be equal to 600,000 shares. In addition, with respect to incentive stock options, no more than 600,000 shares may be issued under the Plan. Shares will become available for issuance under new awards to the extent awards previously granted under our Plan are forfeited, expire or otherwise terminate without issuance of shares. Notwithstanding anything to the contrary in the Plan, the following shares will not again become available for issuance under the Plan: (i) any shares which would have been issued upon any exercise of an option but for the fact that the exercise was paid by a cancellation of such shares, (ii) any shares withheld by us or tendered to satisfy any tax withholding obligation with respect to an option or stock appreciation right, (iii) shares covered by a stock appreciation right issued under the Plan that are not issued in connection with settlement in shares upon exercise or (iv) shares that are repurchased by us using option exercise proceeds.

Our Plan imposes individual limitations on certain awards. Under these limitations, as amended, at such time as awards granted under the Plan may qualify as “performance-based” compensation pursuant to Section 162(m), then during any fiscal year, no participant may be granted stock options or stock appreciation rights with respect to more than 60,000 shares and no participant may be granted stock, restricted stock unit or other share-based awards with respect to more than 60,000 shares, subject to adjustment upon certain changes in our capitalization. The maximum dollar value that may be paid out to any participant for any performance award with respect to awards granted in any calendar year is $1,000,000.

In the event that any stock dividend, recapitalization, forward or reverse split, reorganization, merger, combination, share exchange or other similar corporate transaction or event affects the shares of our common stock, appropriate adjustment will be made by the plan administrator to (i) the maximum number, type and/or class of securities that may be issued under the Plan and the maximum number of shares that may be issued pursuant to incentive stock options, (ii) the number type and/or class of shares by which award limitations are measured, as described in the preceding paragraph, (iii) the number type and/or class of shares subject to or deliverable in respect of outstanding awards, (iv) the exercise price, grant price or purchase price relating to any award or the provision for payment of cash or other property in respect of any outstanding award, and (v) any other aspect of any award that the plan administrator determines to be appropriate.

Stock Options and Stock Appreciation Rights. The plan administrator is authorized to grant stock options, including both incentive stock options, which can result in potentially favorable tax treatment to the recipient, and non-qualified stock options, and stock appreciation rights (“SARs”) entitling the recipient to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the plan administrator, but in the case of a stock option must not be less than the fair market value of a share of common stock on the date of grant, except (i) where required to satisfy legal or regulatory requirements of a foreign jurisdiction or (ii) if granted in substitution for a stock option previously granted by an acquired or merged entity. For purposes of our Plan, the term “fair market value” means the fair market value of our common stock, awards or other property as determined by the plan administrator or under procedures established by the plan administrator. Unless otherwise determined by the plan administrator, the fair market value of a share of our common stock as of any given date shall be the closing sales price per share of common stock as reported on the principal stock exchange or market on which the common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of service generally are fixed by the plan administrator, except that no stock option may have a term exceeding ten years. Methods of exercise and settlement and other terms of the stock options and SARs are determined by the plan administrator. The plan administrator determines the methods in which the exercise price of options awarded under the Plan may be paid, which may include cash, shares, other awards or other property (including, to the extent permitted by law, loans to participants), net exercise or a cashless exercise procedure.

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Restricted Stock, Restricted Stock Units and Other Stock-Based Awards. The plan administrator is authorized to grant shares of stock, including restricted stock, and restricted stock unit awards. Restricted stock is a grant of shares of common stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of a stockholder, unless otherwise determined by the plan administrator. A restricted stock unit award confers upon a participant the right to receive shares of common stock at the end of a specified period, subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of such specified period. The plan administrator is also authorized to grant other share-based awards that are denominated, payable in, or otherwise based on or related to shares of stock. The plan administrator shall determine the terms and conditions of such other share-based awards, subject to the terms of the Plan and any award agreement. However, no other share-based award shall contain a purchase right or option-like exercise feature. Prior to settlement, a restricted stock unit or other share-based award carries no voting or dividend rights or other rights associated with share ownership.

Performance Awards. The plan administrator is authorized to grant performance awards, consisting of stock-based awards and/or cash bonuses, to participants on terms and conditions established by the plan administrator. The performance criteria to be achieved during any performance period and the length of the performance period is determined by the plan administrator upon the grant of the performance award. Performance awards may be valued by reference to a designated number of shares of common stock or by reference to a designated amount of property including cash. Performance awards may be settled by delivery of cash, shares or other property, or any combination thereof, as determined by the plan administrator. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be “covered employees” (as described below) will, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as “performance based compensation” not subject to the limitation on tax deductibility under Section 162(m). For purposes of Section 162(m), the term “covered employee” means our Chief Executive Officer and each other person whose compensation is required to be disclosed in our filings with the Securities and Exchange Commission by reason of that person being among our three highest compensated officers (other than the Chief Executive Officer) as of the end of a taxable year. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by the plan administrator and not the board of directors.

If and to the extent that the plan administrator determines that these provisions of our Plan are to be applicable to any award, one or more of the following business criteria, on a consolidated basis, and/or for our subsidiaries, or for our business or geographical units and/or a related entity, shall be used by the plan administrator in establishing performance goals for awards under our Plan: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) direct contribution; (7) net income; pretax earnings; (8) earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) costs or expenses; (15) ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk); (16) unit volume; (17) value creation; (18) market share; (19) market capitalization; (20) employee retention; (21) production metrics; and (22) stock price. Any of the above goals may be determined on a relative or absolute basis or as compared to the performance of a published or special index deemed applicable by the plan administrator.

Transferability. Awards granted under our Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except to the extent expressly permitted by the plan administrator in the award agreement.

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Acceleration of Vesting; Corporate Transaction. The plan administrator may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, including if we undergo a “corporate transaction”, as defined in our Plan. Upon any such corporate transaction, the plan administrator also has the ability to provide for (i) termination of any award, whether or not vested in exchange for cash or property in an amount equal to the amount that would have been attained upon exercise or realization of the award, if any; (ii) replacement of the award with other rights or property, (iii) assumption of the award by the successor or survivor corporation, as appropriately adjusted; or (iv) termination of the vesting, exercise or realization of any award after a date certain in the future, which may be the effective date of the corporate transaction.

Amendment and Termination. The Board may amend, alter, suspend, discontinue or terminate our Plan without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration that increases the shares reserved for issuance under the Plan or increases the classes of participants eligible under the Plan or if such approval is required by applicable law or regulation. Our Plan will terminate on the earliest of (i) the tenth anniversary of the most recent amendment and restatement of the Plan, (ii) the tenth anniversary of the date of stockholder approval of the most recent amendment and restatement of the Plan; (iii) the date that all shares under the Plan have been issued and are fully vested and (iv) the termination of all outstanding awards in connection with a change in control. Awards outstanding upon expiration of our Plan shall remain in effect until they have been exercised or terminated, or have expired.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the Plan.

Options and SARs. The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that an alternative minimum tax liability may result), and we will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising an option other than an incentive stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we will generally be entitled at that time to a tax deduction for the same amount. Upon the exercise of a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income, and are deductible by us.

The tax consequence upon a disposition of shares of our common stock acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-incentive stock option or SAR. Generally, there will be no tax consequences to us in connection with the disposition of shares acquired pursuant to an option or SAR. However, we may be entitled to a tax deduction in the case of a disposition of shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Other Awards. For other awards granted under the Plan that are payable in cash or shares of our common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of our common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of our common stock by the holder of the award. We will generally be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

For an award that is payable in shares of our common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of our common stock received (determined as of the first time the shares became transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of our common stock by the holder. We will generally be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

Special Rules. Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of our common stock received pursuant to the exercise of an option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our tax deduction, may be determined as of the end of such period.

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Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other three most highly compensated executive officers (other than the chief financial officer). However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s stockholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The Plan has been designed to permit grants of options and SARs issued under the Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-incentive stock option or an SAR may be exempt from $1,000,000 deduction limit. Grants of other awards under the Plan may also qualify for this exemption. The Plan’s provisions are consistent in form with the performance-based compensation rules, so that if the committee that grants options, SARs or other awards consists exclusively of members of our board of directors who qualify as “outside directors,” and the exercise price (or deemed exercise price, with respect to SARs) is not less than the fair market value of the shares of our common stock to which such grants relate, the compensation income should qualify as performance-based compensation which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under Section 162(m).

Accounting Treatment

We account for stock-based compensation under Accounting Standards Codification 718, Compensation—Stock Compensation, which requires the fair value of all option grants or stock issuances made to employees or directors on or after January 1, 2007, as well as a portion of the fair value of each option and stock grant made to employees or directors prior to that date which represents the unvested portion of these share-based awards as of such implementation date, to be recognized as an expense. These amounts are expensed over the respective vesting periods of each award using the straight-line attribution method. We calculate stock option-based compensation by estimating the fair value of each option as of its date of grant using the Black-Scholes option pricing model.

New Plan Benefits

Awards under the Plan are made at the discretion of our Compensation Committee. It is not possible to determine the benefits or amounts that will be received by eligible participants under the Plan after the date of this proxy statement because no decisions have been made on the amount and type of awards to be granted under the Plan to eligible participants in the future, nor do we have any specific current plans or commitments for granting any future awards.

The following table sets forth, with respect to our named executive officers and the other indicated persons and groups, the aggregate number of shares of common stock underlying stock options and restricted stock units that have been granted under our Plan from the effective date of the Plan through March 31, 2017. As of March 31, 2017, there are 56 participants under the Plan.

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Name and Position	Number of Shares Underlying Options	Number of Shares Underlying Restricted Stock Units

Mark McDonough, President, Chief Executive Officer and Director	8,922	90,817

Scott R. Burell, Chief Financial Officer, Secretary and Treasurer	4,950	29,241

Robert E. Hoffman, Director	266	2,001

R. Judd Jessup, Director	2,932	2,001

Jeremy M. Jones, Director	399	2,001

Lâle White, Director	133	835

Dirk van den Boom, Ph.D., Director	-	-

All current executive officers, as a group	13,872	120,058

All current directors who are not executive officers, as a group	3,730	6,838

All employees and consultants, including all current officers who are not executive officers, as a group	48,280	4,609

Vote Required

The proposal to approve the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and to effect various other changes thereunder, will be approved if a majority of the total votes cast on the proposal in person or by proxy are voted in favor of the proposal.

Recommendation

The Board recommends that stockholders vote FOR approval of the amendment and restatement of our 2006 Stock Incentive Plan to increase the number of shares of common stock available for grant thereunder by 400,000 shares, from 200,000 shares to 600,000 shares, and to effect various other changes thereunder.

Why the Board Believes You Should Vote for the Amendment to the Plan

●	Attracting and retaining talent. A talented, motivated and effective management team and workforce are essential to our continued progress. Equity compensation is a vitally important component of total compensation at our company. If the Plan, as amended, is approved, our ability to offer competitive compensation packages to attract new talent and to retain our best performers will continue.

●	Avoiding disruption in compensation programs. The Board estimates that by approving the Plan, we will have a sufficient number of shares of common stock to cover awards under the Plan to meet our current projected needs. We believe this proposed amount of shares would avoid the need to revisit this issue for many years based on our current projections. If the Plan, as amended, is not approved, it will likely create a barrier to hiring and retaining the best talent and it will be necessary to replace components of compensation previously awarded in equity with cash, or with other instruments that may not necessarily align employee interests with those of stockholders as well as equity awards would have. Additionally, replacing equity with cash will increase cash compensation expense and be a drain on cash flow that could be better utilized for other purposes.

●	The Company recognizes that equity compensation awards dilute stockholder equity and must be used judiciously. Our equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible and mindful of stockholder interests while providing sufficient flexibility to attract and retain the best talent in a time when we most need to attract and retain talent. We expect to work to achieve target dilution and annual issuance levels in line with industry norms.

Unless marked otherwise, proxies received will be voted FOR Proposal Two.

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PROPOSAL NO. 3 – RATIFICATION OF APPOINTMENT OF HASKELL & WHITE LLP

Overview

The Audit Committee intends to engage the registered public accounting firm of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017. Haskell & White LLP audited our financial statements for the years ended December 31, 2016 and December 31, 2015. Please refer to “Principal Accountants” above for information about fees and services paid to Haskell & White LLP in 2016 and 2015, and our Audit Committee’s pre-approval policies. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of Haskell & White LLP to stockholders for ratification as a matter of good corporate practice. In the event that stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain Haskell & White LLP. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.

Representatives of Haskell & White LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017 will be approved if a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote at the Annual Meeting are voted in favor of the proposal.

Recommendation

The Board recommends that stockholders vote FOR the proposal to ratify the appointment of Haskell & White LLP as our independent registered public accounting firm to audit our financial statements for the year ending December 31, 2017.

Unless marked otherwise, proxies received will be voted FOR Proposal Three.

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OTHER BUSINESS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, the persons named on the enclosed proxy card intend to vote the shares they represent as the Board may recommend.

ANNUAL REPORT ON FORM 10-K

On March 3, 2017, we filed our annual report on Form 10-K for the year ended December 31, 2016. A copy of the annual report on Form 10-K has been sent concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the annual meeting. Additionally, the reports and other information filed by us with the SEC can be inspected on the SEC’s website at www.sec.gov and such information can also be inspected and copies ordered at the public reference facilities maintained by the SEC at the following location: 100 F Street NE, Washington, D.C. 20549.

STOCKHOLDER Proposals

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in the proxy statement for our 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than January 5, 2018, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

The proxies to be solicited by us through our Board for our 2018 Annual Meeting will confer discretionary authority on the proxy holders to vote on any stockholder proposal presented at that meeting, unless we receive notice of such stockholder’s proposal not later than March 21, 2018, which is 45 calendar days prior to the anniversary date of the mailing of this proxy statement.

Stockholder proposals must be in writing and should be addressed to c/o CombiMatrix Corporation, Attention: Corporate Secretary, 310 Goddard, Suite 150, Irvine, California 92618. It is recommended that stockholders submitting proposals direct them to our corporate secretary and utilize certified mail, return receipt requested in order to provide proof of timely receipt. The Chairman of the Annual Meeting reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in our Bylaws and conditions established by the SEC.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before this year’s Annual Meeting.

By Order of the Board of Directors

Mark McDonough

President, Chief Executive Officer and Director

May 5, 2017

Irvine, California

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 Appendix A

COMBIMATRIX CORPORATION

2006 STOCK INCENTIVE PLAN

(as amended and restated [DATE], 2017)

ARTICLE One

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

This CombiMatrix Corporation 2006 Stock Incentive Plan is intended to promote the interests of CombiMatrix Corporation, a Delaware corporation, by providing eligible persons in the Corporation’s Service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in such Service.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II. STRUCTURE OF THE PLAN

A. The Plan shall be divided into three separate equity incentive programs:

- the Discretionary Option/Stock Appreciation Right Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock, and

- the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary).

B. The provisions of Articles One and Five shall apply to all equity incentive programs under the Plan and shall govern the interests of all persons under the Plan.

III. ADMINISTRATION OF THE PLAN

A. The Committee shall have sole and exclusive authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders. Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board’s discretion, be vested in the Committee, or the Board may retain the power to administer those programs with respect to all such persons. Other than with respect to Section 16 Insiders, the Board may also appoint an Executive Officer Committee to administer the Discretionary Option Program and Stock Issuance Program, subject to the applicable limitations and requirements of the Delaware Corporate Law. However, any discretionary option grants or stock issuances to members of the Committee must be authorized and approved by a disinterested majority of the Board.

B. Members of the Committee or, if applicable, the Executive Officer Committee, shall serve for such period of time as the Board may determine and may be removed by the Board at any time.

C. The Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Discretionary Option Grant and Stock Issuance Programs and to make such determinations under, and issue such interpretations of, the provisions of those programs and any outstanding options or stock issuances thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Discretionary Option Grant and Stock Issuance Programs under its jurisdiction or any stock option or stock issuance thereunder.

D. Service on the Committee shall constitute Service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Committee or, if applicable, the Executive Officer Committee, shall be liable for any act or omission made in good faith with respect to the Plan or any option grants or stock issuances under the Plan.

IV. ELIGIBILITY

A. The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:

(i)	Employees,

(ii)	non-employee members of the Board or the board of directors of any Parent or Subsidiary, and

(iii)	consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).

B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority to determine, (i) with respect to the option grants under the Discretionary Option Grant Program, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, if, and the extent to which, each option is to be exercisable at a different time or times than those times set forth in Section I.B.1. of Article Two of the Plan, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive such issuances, the time or times when the issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration for such shares.

C. The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Discretionary Option/Stock Appreciation Right Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

V. STOCK SUBJECT TO THE PLAN

A. The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. Subject to adjustment by the Plan Administrator pursuant to Section V.E below, effective [DATE], 2017, the number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 600,000 shares of Common Stock. For purposes of clarification, the shares of Common Stock subject to the Assumed Options are not included in the 600,000 shares of Common Stock reserved hereunder for issuance pursuant to this paragraph, though the shares of Common Stock subject to the Assumed Options may become available for grant under this Plan to the extent provided in Article One, Section V.D. below. (See Amendment to this Section V.A. below on page 25).

B. The maximum aggregate number of shares of Common Stock that may be issued under the Plan through Incentive Options shall be 600,000 shares of Common Stock.

C. At such time as stock option or stock appreciation rights granted under the Plan may qualify as performance-based compensation under Code Section 162(m), no one person participating in the Plan may receive stock options or separately exercisable stock appreciation rights for more than 60,000 shares of Common Stock in the aggregate per calendar year. At such time as direct stock issuances, restricted stock unit or other share-based awards granted under the Plan may qualify as performance-based compensation under Code Section 162(m), no one person participating in the Plan may receive direct stock issuances, restricted stock unit or other share-based awards for more than 60,000 shares of Common Stock in the aggregate per calendar year. In addition, the maximum dollar value payable to any one Participant with respect to awards granted under Article Five, Section VIII.B. is $1,000,000 per calendar year.

D. Shares of Common Stock subject to outstanding options, Assumed Options or stock appreciation rights shall be available for subsequent issuance under the Plan to the extent such shares are not issued pursuant to such options, Assumed Options or stock appreciation rights prior to the expiration, termination or cancellation of such options, Assumed Options or stock appreciation rights for any reason. Shares of Common Stock subject to outstanding restricted stock unit or other share-based awards shall be available for subsequent issuance under the Plan to the extent those restricted stock unit or other share-based awards expire, terminate or are cancelled for any reason prior to the issuance of all shares of Common Stock subject to such restricted stock unit or other share-based awards. Unvested shares issued under the Plan and subsequently cancelled, forfeited or repurchased by the Corporation, at a price per share not greater than the original issue price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan. Notwithstanding anything to the contrary in this Section, the following shares of Common Stock will not again become available for issuance under the Plan: (i) any shares of Common Stock which would have been issued upon any exercise of an option but for the fact that the exercise was paid by a cancellation of such shares of Common Stock pursuant to Section I.A.2.ii of Article Two, (ii) any shares of Common Stock withheld by the Corporation or shares of Common Stock tendered to satisfy any tax withholding obligation with respect to an option or stock appreciation right, (iii) shares of Common Stock covered by a stock appreciation right issued under the Plan that are not issued in connection with settlement in shares of Common Stock upon exercise, or (iv) shares of Common Stock that are repurchased by the Corporation using option exercise proceeds.

E. If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, merger, reorganization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number, type and/or class of securities issuable under the Plan, (ii) the maximum number, type and/or class of securities for which any one person may be granted (x) stock options and separately exercisable stock appreciation rights and (y) direct stock issuances, restricted stock unit and other share-based awards under the Plan per calendar year, (iii) the number, type and/or class of securities and the exercise price per share in effect under each outstanding option and stock appreciation right under the Plan, (iv) the number, kind and/or class of securities under each restricted stock unit or other share-based award, and (v) the maximum number, type and/or class of securities by which the share reserve is to increase automatically each calendar year pursuant to the provisions of Section V.B. of this Article One. Such adjustments to the outstanding awards are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE Two

DISCRETIONARY OPTION/Stock Appreciation right GRANT PROGRAM

I. OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A. EXERCISE PRICE.

1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date, provided, however, that the Plan Administrator may designate a purchase price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Plan Administrator, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged into the Corporation (or an affiliate).

2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of the documents evidencing the option, be payable in one or more of the forms specified below:

(i) cash or check made payable to the Corporation, or

(ii) shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (including the cancellation of shares of Common Stock subject to the option), or

(iii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, or

(iv) to the extent permitted by the Plan Administrator, by delivering to the Optionee a number of shares of Common Stock having an aggregate Fair Market Value (determined as of the Exercise Date) equal to the excess, if positive, of the Fair Market Value of the shares of Common Stock underlying the Option being exercised on the Exercise Date, over the exercise price of the Option for such shares of Common Stock, or

(v) Any other form of legal consideration, as determined by the Plan Administrator and specifically included in the stock option agreement.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

B. EXERCISE AND TERM OF OPTIONS.

1. Each option shall vest and be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option.

2. Notwithstanding any other provision of the Plan, no option shall have a term in excess of ten (10) years measured from the option grant date.

C. EFFECT OF TERMINATION OF SERVICE.

1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(i) Termination of Service. Subject to earlier termination of the option as otherwise provided in the Plan and unless otherwise specifically provided by the Plan Administrator with respect to an option and set forth in the award agreement (either at grant or by amendment at a later time), an option shall remain exercisable, to the extent vested, after a Optionee’s termination of Service only during the applicable time period determined in accordance with this Section and thereafter shall terminate and no longer be exercisable:

(A) Death or Permanent Disability. If the Optionee’s Service terminates because of the death or Permanent Disability of the Optionee, the option, to the extent unexercised, vested and exercisable on the date on which the Optionee’s Service terminated, may be exercised by the Optionee (or the Optionee’s legal representative or estate, as applicable) at any time prior to the expiration of twelve (12) months (or such other period of time as determined by the Plan Administrator, in its discretion) after the date on which the Optionee’s Service terminated, but in any event only with respect to the unexercised and vested portion of the option and not after the maximum term of the option.

(B) Termination for Misconduct. Notwithstanding any other provision of the Plan to the contrary, if the Optionee’s Service is terminated for Misconduct or should the Optionee otherwise engage in Misconduct while holding one or more outstanding options, then all such options shall terminate immediately and cease to be outstanding.

(C) Other Termination of Service. If the Optionee’s Service terminates for any reason, except Permanent Disability, death or Misconduct, the option, to the extent unexercised, vested and exercisable by the Optionee on the date on which the Optionee’s Service terminated, may be exercised by the Optionee at any time prior to the expiration of three (3) months (or such longer or shorter period of time as determined by the Plan Administrator, in its discretion) after the date on which the Optionee’s Service terminated, but in any event only with respect to the unexercised and vested portion of the option and not the maximum term of the option.

(ii) Any option held by the Optionee at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or the laws of descent and distribution or by the Optionee’s designated beneficiary or beneficiaries of that option.

(iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee’s cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

2. The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(i) extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term and in no event to such extent to make the option subject to Section 409A (unless given the prior consent of the Optionee), and/or

(ii) permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D. STOCKHOLDER RIGHTS. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E. REPURCHASE RIGHTS. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right, but not the obligation, to repurchase any or all of those unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of the Optionee’s cessation of Service. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or the laws of descent and distribution following the Optionee’s death. Non-Statutory Options shall be subject to the same limitation, except as otherwise determined by the Plan Administrator, including an assignment to the Optionee’s Immediate Family. To the extent that a Non-Statutory Option is assigned, the assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Optionee may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding options under this Article Two, and those options shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding those options. Such beneficiary or beneficiaries shall take the transferred options subject to all the terms and conditions of the applicable agreement evidencing each such transferred option, including (without limitation) the limited time period during which the option may be exercised following the Optionee’s death.

II. INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One and Two shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A. ELIGIBILITY. Incentive Options may only be granted to Employees.

B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.

C. DOLLAR LIMITATION. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted. To the extent that the options exceed this limit, the excess amount shall be considered Non-Statutory Options.

D. FAILURE TO QUALIFY AS INCENTIVE OPTION. To the extent that any option governed by this Plan does not qualify as an Incentive Option, by reason of the dollar limitation described in Section II.C of this Article Two or for any other reason, such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

E. 10% STOCKHOLDER. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. STOCK APPRECIATION RIGHT TERMS

The Plan Administrator may grant stock appreciation rights either in conjunction with all or part of any option or without regard to any option, in each case upon such terms and conditions as the Plan Administrator may establish in its sole discretion, not inconsistent with the provisions of the Plan. Each stock appreciation right shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below.

A. RIGHT TO PAYMENT.

1. Each stock appreciation right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Common Stock on the date of exercise over (B) the per share strike price of the stock appreciation right.

2. The Plan Administrator shall determine the method of settlement, form of consideration payable in settlement and method by or forms in which shares of Common Stock will be delivered or deemed to be delivered to Participants.

3. The strike price per share shall be fixed by the Plan Administrator but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the stock appreciation right grant date.

B. EXERCISE AND TERM OF STOCK APPRECIATION RIGHTS. Each stock appreciation right shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the stock appreciation right. However, no stock appreciation right shall have a term in excess of ten (10) years measured from the stock appreciation right grant date.

C. EFFECT OF TERMINATION OF SERVICE.

1. The following provisions shall govern the exercise of any stock appreciation rights held by the Participant at the time of cessation of Service or death:

(i) Any stock appreciation right outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the stock appreciation right, but no such stock appreciation right shall be exercisable after the expiration of the stock appreciation right term.

(ii) Any stock appreciation right held by the Participant at the time of death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant’s estate or by the person or persons to whom the stock appreciation right is transferred pursuant to the Participant’s will or the laws of inheritance or by the Participant’s designated beneficiary or beneficiaries of that stock appreciation right.

(iii) Should the Participant’s Service be terminated for Misconduct or should the Participant otherwise engage in Misconduct while holding one or more outstanding stock appreciation rights under this Article Two, then all those stock appreciation rights shall terminate immediately and cease to be outstanding.

(iv) During the applicable post-Service exercise period, the stock appreciation right may not be exercised in the aggregate for more than the number of vested shares for which the stock appreciation right is exercisable on the date of the Participant’s cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the stock appreciation right term, the stock appreciation right shall terminate and cease to be outstanding for any vested shares for which the stock appreciation right has not been exercised. However, the stock appreciation right shall, immediately upon the Participant’s cessation of Service, terminate and cease to be outstanding to the extent the stock appreciation right is not otherwise at that time exercisable for vested shares.

2. The Plan Administrator shall have complete discretion, exercisable either at the time a stock appreciation right is granted or at any time while the stock appreciation right remains outstanding, to:

(i) extend the period of time for which the stock appreciation right is to remain exercisable following the Participant’s cessation of Service from the limited exercise period otherwise in effect for that stock appreciation right to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the stock appreciation right term, and/or

(ii) permit the stock appreciation right to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such stock appreciation right is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

D. STOCKHOLDER RIGHTS. The holder of a stock appreciation right shall have no stockholder rights with respect to the shares subject to the stock appreciation right until such person shall have exercised the stock appreciation right, received shares of common stock in connection with such exercise and become a holder of record of the purchased shares.

E. LIMITED TRANSFERABILITY OF STOCK APPRECIATION RIGHTS. During the lifetime of the Participant, stock appreciation rights shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant’s death, except that the Plan Administrator may structure one or more stock appreciation rights under the Discretionary Option/Stock Appreciation Right Grant Program so that each such stock appreciation right may be assigned in whole or in part during the Participant’s lifetime to one or more members of the Participant’s family or to a trust established exclusively for one or more such family members or to Participant’s former spouse, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the stock appreciation right pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the stock appreciation right immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate. Notwithstanding the foregoing, the Participant may also designate one or more persons as the beneficiary or beneficiaries of his or her outstanding stock appreciation rights under this Article Two, and those stock appreciation rights shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those stock appreciation rights. Such beneficiary or beneficiaries shall take the transferred stock appreciation rights subject to all the terms and conditions of the applicable agreement evidencing each such transferred stock appreciation right, including (without limitation) the limited time period during which the stock appreciation right may be exercised following the Participant’s death.

IV. CANCELLATION AND REGRANT OF OPTIONS

The Plan Administrator shall have the authority to effect, from time to time, and with prior approval of the Corporation’s stockholders and the consent of the affected option holders, the cancellation of any or all outstanding options under the Discretionary Option/Stock Appreciation Right Grant Program (including outstanding options incorporated from the Predecessor Plans) and to grant (i) in substitution new options or stock appreciation rights covering the same or a different number of shares of Common Stock but with an exercise price per share calculated based upon the Fair Market Value per share of Common Stock on the new grant date; (ii) stock issuances (including restricted stock unit awards); (iii) cash; or (iv) other property.

ARTICLE Three

STOCK ISSUANCE PROGRAM

I. STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants. Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to (i) restricted stock unit awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or in one or more installments over the Participant’s period of Service or (ii) other share-based awards.

A. PURCHASE PRICE.

1. The purchase price per share shall be fixed by the Plan Administrator, but shall not be less than any legal limit required under state law.

2. Shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i) cash or check made payable to the Corporation for one hundred percent of the Fair Market Value of the shares of Common Stock to be purchased,

(ii) past services rendered to the Corporation (or any Parent or Subsidiary),

(iii) services to be rendered to the Corporation (or any Parent or Subsidiary) during the vesting period, or

(iv) any other form of legal consideration that may be acceptable to the Plan Administrator.

B. VESTING PROVISIONS.

1. Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant’s period of Service or upon attainment of specified performance objectives. The elements of the vesting schedule applicable to any unvested shares of Common Stock issued under the Stock Issuance Program shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to restricted stock unit awards which shall not deliver shares of Common Stock upon grant, but shall entitle the recipients to receive those shares upon the attainment of designated performance goals or in one or more installments over the Participant’s period of Service. Upon the attainment of such performance goals or Service period, fully vested shares of Common Stock shall be issued in satisfaction of those restricted stock unit awards. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to other stock-based awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock), as are deemed by the Plan Administrator to be consistent with the purpose of the Plan. The Plan Administrator shall determine the terms and conditions of such other share-based awards, subject to the terms of the Plan and any applicable Award Agreement. No other share-based award shall contain a purchase right or option-like exercise feature.

2. Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3. Aside from shares of Common Stock underlying unsettled restricted stock unit awards and other share-based awards, the Participant shall have full stockholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the Participant’s interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4. Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant’s purchase-money indebtedness), the Corporation shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

5. The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock which would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant’s cessation of Service or the attainment or non-attainment of the applicable performance objectives.

6. Outstanding restricted stock unit and other share-based awards under the Stock Issuance Program shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the discretionary authority to issue shares of Common Stock under one or more outstanding restricted stock unit awards as to which the designated performance goals or Service requirements have not been attained.

II. SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Corporation until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE Four

CORPORATE TRANSACTIONS

I. PERMITTED ACTIONS

A. In the event of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of shares of Common Stock or other securities of the Corporation or any other similar corporate transaction or event involving the Corporation (any such action a “Corporate Transaction”), or the Corporation shall enter into a written agreement to undergo a Corporate Transaction, the Plan Administrator may, in its sole discretion, provide for any of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the Corporate Transaction, provided that the consummation of the Corporate Transaction subsequently occurs), and no action taken under this Article Four shall be deemed to impair or otherwise adversely alter the rights of any holder of an Award or beneficiary thereof:

(i) either (A) termination of the Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of the Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the Corporate Transaction, the Plan Administrator determines in good faith that no amount would have been attained upon the exercise of the Award or realization of the Participant’s rights, then the Award may be terminated by the Company without any payment) or (B) the replacement of the Award with other rights or property selected by the Plan Administrator, in its sole discretion;

(ii) that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) that, subject to Article Four, Section I.B. below, the Award shall be exercisable or payable or fully vested with respect to all shares of Common Stock covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv) that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the Corporate Transaction.

B. No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such Corporate Transaction.

ARTICLE Five

MISCELLANEOUS

I. NO FRACTIONAL SHARES

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan, and the Plan Administrator shall determine whether cash shall be paid in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

II. TAX WITHHOLDING

A. The Corporation’s obligation to deliver shares of Common Stock upon a stock issuance, or the exercise of options or stock appreciation rights or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable income and employment tax withholding requirements. The Corporation shall also make appropriate arrangements to satisfy all applicable foreign tax withholding requirements which may be imposed in connection with the grant or exercise of options or stock appreciation rights under the Plan or the issuance or vesting of shares of Common Stock under the Plan.

B. The Plan Administrator may, in its discretion, provide in the respective award agreement that (i) the Corporation, in its discretion, may determine that shares of Common Stock from the award be withheld by the Corporation in satisfaction of all or part of the Withholding Taxes which may become payable in connection with the an award granted under the Plan (pursuant to Article Five Section II.B.1.) and (ii) any or all Optionees or Participants under the Plan (other than the non-employee Board members) with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes to which such individuals may become subject in connection with the grant or exercise of their options or stock appreciation rights or the issuance or vesting of their shares. Such right to an individual may be provided to any such holder in either or both of the following formats:

1. Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of options or stock appreciation rights or the issuance or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%) of the minimum Withholding Taxes required by law) designated by the holder.

2. Stock Delivery: The election to deliver to the Corporation, at the time the option or stock appreciation right is granted or exercised or the shares are issued or vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option or stock appreciation right exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%) of the minimum Withholding Taxes required by law) designated by the holder.

III. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option/Stock Appreciation Right Grant Program at any time on or after the Plan Effective Date. However, no options granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation’s stockholders. If such stockholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

B. The Plan shall terminate upon the earliest of (i) the tenth anniversary of the Plan Effective Date, (ii) the tenth anniversary of the approval of the Plan by the Corporation’s stockholders, (iii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iv) the termination of all outstanding awards in connection with a Change in Control. Upon such Plan termination, all option grants and unvested stock issuances outstanding at that time shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

IV. AMENDMENT OF THE PLAN

A. The Board shall have complete and exclusive power and authority to amend or modify the Plan or any outstanding award granted under the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options, stock appreciation rights or unvested stock issuances at the time outstanding, including restricted stock unit awards or other share-based awards, under the Plan unless the Optionee or the Participant consents to such amendment or modification. Notwithstanding the foregoing, any amendment to either increase the number of shares that may be issued under the Plan or the Persons eligible to receive awards under the Plan shall require stockholder approval. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B. Options to purchase shares of Common Stock may be granted under the Discretionary Option/Stock Appreciation Right Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the short term applicable federal rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

V. USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

VI. REGULATORY APPROVALS

A. The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B. No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq Stock Market, if applicable) on which Common Stock is then listed for trading.

VII. NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon any Optionee or Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of any Optionee or Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

VIII. SECTION 162(m)

A. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

It is the intent of the Corporation that any options or stock appreciation rights granted under the Plan to a “covered employee” (as that term is defined in Section 162(m) of the Code) with an exercise price of not less than the Fair Market Value per share of Common Stock on the date of grant shall qualify as “qualified performance-based compensation” (within the meaning of Treas. Reg. § 1.162-27(e)) to the extent that options or stock appreciation rights granted under the Plan may qualify as “qualified performance-based compensation” and the Plan shall be interpreted consistently with such intent. In furtherance of the foregoing, if and to the extent that the Corporation intends that an option or a stock appreciation right granted under the Plan to any covered employee shall qualify as qualified performance-based compensation, all decisions regarding the grant of such option or stock appreciation right shall be made only by members of the Committee who qualify as “outside directors” within the meaning of Treas. Reg. § 1.162-27(e)(3).

B. PERFORMANCE AWARDS.

The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure (i) cash bonuses, (ii) stock options, (iii) stock appreciation rights and (iv) stock issuances, including restricted stock unit awards and other share-based awards, so that (x) the cash bonuses are only payable, (y) the shares of Common Stock received upon exercise of the stock option or stock appreciation right and (z) the shares of Common Stock subject to such stock issuances shall only vest or be issuable upon the achievement of certain pre-established objective corporate performance goals based on one or more of the following criteria: (1) earnings per share; (2) revenues or margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) direct contribution; (7) net income; pretax earnings; (8) earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any ongoing bonus plans of the Company; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total shareholder return; (13) debt reduction; (14) costs or expenses; (15) ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk); (16) unit volume; (17) value creation; (18) market share; (19) market capitalization; (20) employee retention; (21) production metrics; and (22) stock price. In addition, such performance goals may be based upon the attainment of specified levels of the Corporation’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Corporation’s business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. In furtherance of the foregoing, if and to the extent that the Corporation intends that an award granted under the Plan pursuant to this paragraph to any covered employee shall qualify as qualified performance-based compensation, all decisions regarding the grant of such award shall be made only by members of the Committee who qualify as “outside directors” within the meaning of Treas. Reg. § 1.162-27(e)(3).

IX. SECTION 409A

Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control event, disability or separation from service meet the definition of a change in control event, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise.

APPENDIX

The following definitions shall be in effect under the Plan:

A. ASSUMED OPTIONS shall mean the stock options assumed by the Corporation from Acacia Research that were exercisable for Acacia Research - CombiMatrix stock and which include, but are not limited to, the options outstanding as of the date of the Transaction that were granted under the Acacia Research Corporation 2002 CombiMatrix Stock Incentive Plan, the CombiMatrix Corporation 1998 Stock Option Plan, the CombiMatrix Corporation 2000 Stock Awards Plan and the Acacia Research Corporation 1996 Stock Option Plan.

B. AWARD shall mean a stock option or stock appreciation right granted under the Discretionary Option/Stock Appreciation Grant Program pursuant to Article Two of the Plan or a grant of unvested shares of Common Stock, a restricted stock unit or other share-based awards granted under the Stock Issuance Program pursuant to Article Three of the Plan.

C. AWARD AGREEMENT shall mean the document(s) evidencing a grant of an option or stock appreciation right under the Discretionary Option/Stock Appreciation Right Grant Program or a Stock Issuance Agreement.

D. BOARD shall mean the Corporation’s Board of Directors.

E. CERTIFICATE OF INCORPORATION shall mean the Certificate of Incorporation of CombiMatrix Corporation filed with the Delaware Secretary of State on the Plan Effective Date and all subsequent amendments, supplements, modifications and replacements thereof.

F. CODE shall mean the Internal Revenue Code of 1986, as amended.

G. COMMITTEE shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option/Stock Appreciation Right Grant Program with respect to Section 16 Insiders.

H. COMMON STOCK shall mean the Corporation’s Common Stock (as defined in the Certificate of Incorporation).

I. CORPORATION shall mean CombiMatrix Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of CombiMatrix Corporation, which shall by appropriate action adopt the Plan.

J. DISCRETIONARY OPTION/STOCK APPRECIATION RIGHT GRANT PROGRAM shall mean the Discretionary Option/Stock Appreciation Right Grant Program in effect under Article Two of the Plan.

K. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

L. EXECUTIVE OFFICER COMMITTEE shall mean the committee comprised of two (2) or more executive officers of the Corporation appointed by the Board to administer the Discretionary Option/Stock Appreciation Right Grant Program and Stock Issuance Program with respect to persons other than Section 16 Insiders, but subject to the applicable limitations and requirements of the Delaware Corporate Law.

M. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

N. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq Stock Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq Stock Market. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time not traded on the Nasdaq Stock Market or listed on any Stock Exchange, but is regularly traded in any over-the-counter market, then the Fair Market Value shall be the average of the bid and asked prices per share of Common Stock in such over-the-counter market on the date in question. If there are no bid and asked prices on the date in question, then the Fair Market Value shall be the average of the bid and asked prices in such over-the-counter market on the last preceding date for which such prices exist.

(iv) If the Common Stock is at the time not traded as described in (i), (ii) or (iii) above, then the Fair Market Value of a share of Common Stock shall be determined by the Plan Administrator, after taking into account such factors as it deems appropriate.

O. IMMEDIATE FAMILY shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law and shall include adoptive relationships.

P. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

Q. MISCONDUCT shall, with respect to any Participant, have the meaning specified in the Participant’s award agreement. In the absence of any definition in the award agreement, “Misconduct” shall have the equivalent meaning or the same meaning as “misconduct” or “cause” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Corporation or, in the absence of any such agreement or any such definition in such agreement, such term shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any Parent or Subsidiary)in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the Service of the Corporation (or any Parent or Subsidiary).

R. 1934 ACT shall mean the Securities Exchange Act of 1934, as amended.

S. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

T. OPTIONEE shall mean any person to whom an option is granted under the Discretionary Option Grant Program.

U. PARENT shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. PARTICIPANT shall mean any person who is issued shares of Common Stock, restricted stock units or other share-based awards under the Stock Issuance Program.

W. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of continuous duration of twelve (12) months or more.

X. PLAN shall mean the Corporation’s 2006 Stock Incentive Plan, as amended and as set forth in this document.

Y. PLAN ADMINISTRATOR shall mean the particular body, whether the Committee or the Board, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

Z. PLAN EFFECTIVE DATE shall mean the date on which the Plan, as amended and restated, is approved by the stockholders of the Corporation.

AA. SECTION 16 INSIDER shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

BB. SERVICE shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

CC. SPECIFIED EMPLOYEE shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Corporation and applied uniformly with respect to all plans maintained by the Corporation that are subject to Section 409A.

DD. STOCK EXCHANGE shall mean the Nasdaq Stock Market, the American Stock Exchange or the New York Stock Exchange.

EE. STOCK ISSUANCE AGREEMENT shall mean the agreement entered into by the Corporation and the Participant at the time of issuance of shares of Common Stock under the Stock Issuance Program which may grant restricted stock, restricted stock unit or other share-based awards.

FF. STOCK ISSUANCE PROGRAM shall mean the stock issuance program in effect under Article Three of the Plan.

GG. SUBSIDIARY shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

HH. 10% STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

II. WITHHOLDING TAXES shall mean the minimum Federal, state and local income and employment withholding taxes to which the holder of options, stock appreciation rights, unvested shares of Common Stock, restricted stock units or other share-based awards may become subject in connection with the exercise or vesting of such Awards.

COMBIMATRIX CORPORATION
310 GODDARD, SUITE 150
IRVINE, CA 92618

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E29482-P90334 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

COMBIMATRIX CORPORATION

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect the six (6) directors named in the proxy statement to serve until the 2018 annual meeting of stockholders and until their successors have been duly elected and qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mark McDonough
02) R. Judd Jessup
03) Robert E. Hoffman
04) Dirk van den Boom, Ph.D.
05) Jeremy M. Jones
06) Låle White

The Board of Directors recommends you vote FOR proposals 2 and 3.

NOTE: In their discretion, the proxies are authorized to vote upon other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E29483-P90334

COMBIMATRIX CORPORATION
Annual Meeting of Stockholders
June 14, 2017 1:00 PM
This proxy is solicited by the Board of Directors

The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and the accompanying proxy statement and hereby appoints Mark McDonough and Scott Burell, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of COMBIMATRIX CORPORATION that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Stradling Yocca Carlson & Rauth, P.C., 660 Newport Center Drive, Suite 1600, Newport Beach, California 92660, beginning at 1:00 p.m. local time and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and at the discretion of your proxy on any other matter that may be properly brought before the Annual Meeting or any adjournments or postponements thereof.

Continued and to be signed on reverse side

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